CUSIP NUMBER 36559B401                                       NASDAQ SYMBOL CHESX

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                              The Chesapeake Growth Fund

                                    A SERIES OF THE
                            GARDNER LEWIS INVESTMENT TRUST

                                    A NO LOAD FUND
                                 INSTITUTIONAL SHARES

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                                      PROSPECTUS

                                     March 1, 2008

       THE CHESAPEAKE GROWTH FUND ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Class A Investor Shares, which are offered by a separate Prospectus.

                                  INVESTMENT ADVISOR
                                  ------------------
                            GARDNER LEWIS ASSET MANAGEMENT
                           285 Wilmington-West Chester Pike
                            Chadds Ford, Pennsylvania 19317
                                    1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


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TABLE OF CONTENTS
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                                                                            PAGE
                                                                            ----

THE FUND....................................................................   3

    Investment Objective....................................................   3

    Principal Investment Strategies.........................................   3

    Principal Risks of Investing in the Fund................................   5

    Performance of the Fund.................................................   6

    Fees and Expenses of the Fund...........................................   8

MANAGEMENT OF THE FUND......................................................   9

    Investment Advisor......................................................   9

    Administrator, Transfer Agent and Distributor ..........................  11

    Other Expenses..........................................................  11

INVESTING IN THE FUND.......................................................  12

    Minimum Investment......................................................  12

    Purchase and Redemption Price...........................................  12

    Purchasing Shares.......................................................  13

    Redeeming Your Shares...................................................  17

    Frequent Purchases and Redemptions......................................  20

OTHER IMPORTANT INVESTMENT INFORMATION......................................  22

    Dividends, Distributions, and Taxes.....................................  22

    Financial Highlights ...................................................  23

    Additional Information........................................... Back Cover

2
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THE FUND
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IINVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the "Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the "Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor's opinion are undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes may include:

      o     New product introductions;

      o     New distribution strategies;

      o     New manufacturing technology; and/or

      o     New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor favors companies that are selling at a stock price not fully reflective of their growth rates. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

      o     Growth rate of earnings;

      o     Financial performance;

      o     Management strengths and weaknesses;


                                                                               3
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      o     Current market valuation in relation to earnings growth;

      o     Historic and comparable company valuations;

      o     Level and nature of the company's debt, cash flow,  working capital;
            and

      o     Quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o The anticipated price appreciation has been achieved or is no longer probable;

      o The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

      o     General   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or

      o Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other mutual funds, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely


4
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affect the Fund's after-tax performance.  Any distributions  resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with portfolio investments of the Fund.

EQUITY SECURITIES. To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

MARKET RISK. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

INTERNAL CHANGE. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

MEDIUM CAPITALIZATION COMPANIES. As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning medium capitalization companies than for larger, more established companies.

Although investing in securities of medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a


                                                                               5
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greater  degree of risk  than an  investment  in other  mutual  funds  that seek capital growth by investing in more established, larger companies.

INVESTMENT ADVISOR RISK. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

OVERWEIGHTING IN CERTAIN MARKET SECTORS. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund's Institutional shares by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual total returns of Institutional shares of the Fund compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of Institutional shares of the Fund for the past ten calendar years of operation.

                              ANNUAL TOTAL RETURNS

                              [BAR CHART OMITTED]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 12.50%  51.95%   0.13% -27.66% -32.97%  42.47%  10.77%   7.38%   9.46%  21.42%

      o During the period shown in the bar chart, the highest quarterly return was 43.15% (for the quarter ended December 31, 1999).

      o During the period shown in the bar chart, the lowest quarterly return was -29.23% (for the quarter ended September 30, 2001).

The impact of taxes is not reflected in the bar chart; if reflected returns would be less than those shown.


6
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AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2007:

The table below shows how the Fund's Institutional shares' average annual total returns compare to those of the Russell 2000 Index and the S&P 500 Total Return Index. The table also presents the impact of taxes on the returns of the Institutional shares of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own Institutional shares of the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

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THE CHESAPEAKE GROWTH FUND
INSTITUTIONAL SHARES                    1 YEAR    5 YEARS   10 YEARS
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Return Before Taxes                     21.42%     17.63%     6.46%
Return After Taxes on Distributions     21.42%     17.63%     4.92%
Return After Taxes on Distributions
     and Sale of Institutional Shares   13.92%     15.60%     4.91%
--------------------------------------------------------------------------------
Russell 2000 Index*                     -1.57%     16.25%     7.08%

S&P 500 Total Return Index*              5.49%     12.83%     5.91%

* The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in these indices. The returns for the indices reflect no deduction for fees, expenses or taxes.

                                                                               7
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FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold Institutional Shares of the Fund:

SHAREHOLDER FEES FOR INSTITUTIONAL SHARES
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases .....................     None
Maximum Deferred Sales Charge (Load)..................................     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..........     None
Redemption Fee........................................................     None
Exchange Fee..........................................................     None

ANNUAL FUND OPERATING EXPENSES FOR INSTITUTIONAL SHARES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees.......................................................    1.00%
Distribution and/or Service (12b-1) Fees..............................     None
Other Expenses .......................................................    1.97%
Acquired Fund Fees and Expenses(1)....................................    0.01%
                                                                        -------
Total Annual Fund Operating Expenses(2)...............................    2.98%
Less: Fee Waivers(3)..................................................    1.59%
                                                                        -------
Net Annual Fund Operating Expenses(3).................................    1.39%
                                                                        =======

(1) Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund's net asset value. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(2) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended October 31, 2007. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These recaptured commissions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, Total Annual Fund Operating Expenses for the Institutional shares were as follows:

      Total Annual Fund Operating Expenses for
         the fiscal year ended October 31, 2007 ......................    2.92%

      See the "Management of the Fund - Brokerage/Service Arrangements" section below for further information.

(3) Annual Fund Operating Expenses have been restated to reflect that the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund's Institutional shares does not exceed 1.39%. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and
      (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any "Acquired Fund Fees and Expenses" as that term is described above. The Advisor may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Advisor may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. For more information regarding this arrangement, please see the "Management of the Fund - Investment Advisor" section of this Prospectus or the Statement of Additional Information of the Fund.



8
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EXAMPLE.  This  Example is intended to help you compare the cost of investing in the Institutional shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Institutional shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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    PERIOD INVESTED        1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
    Your Costs              $142     $772      $1,427     $3,186
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. As of December 31, 2007, the Advisor serves as investment advisor to approximately $9 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. During the fiscal year ended October 31, 2007, as full compensation for the investment advisory services provided to the Fund, the Fund paid the Advisor monthly compensation at the annual rate of 1.00% of the Fund's daily average net assets.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2007. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting the expenses of the Fund's Institutional shares, the Advisor has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other operating expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund's Institutional shares will not exceed 1.39% of the Fund's average daily net assets. This operating expense limitation does not apply to:
(i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any "Acquired Fund Fees and Expenses" as that term is described above. The Advisor will be entitled to reimbursement of any fees waived or expenses reimbursed to the extent operating expenses do not exceed the limitation set forth above. The total amount of reimbursement recoverable by the Advisor (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Advisor during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

PORTFOLIO MANAGERS. W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1994. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses for the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

ADMINISTRATOR AND TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and
administrative   services  of  Ultimus  include  (i)  providing   office  space,
equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

OTHER EXPENSES

In addition to the management fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any Federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

Institutional Shares of the Fund are sold and redeemed at net asset value ("NAV"). Shares may be purchased directly from the Fund, by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $1,000,000 and the minimum additional investment is $5,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of an initial sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"). For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE GROWTH FUND," to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Growth Fund           The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

PLEASE REMEMBER TO ADD A REFERENCE TO "INSTITUTIONAL SHARES" TO YOUR CHECK TO ENSURE PROPER CREDIT TO YOUR ACCOUNT. By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

You should be prepared to mail or fax a completed, signed account application before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

               U.S. Bank, N.A.
               ABA # 042000013
               Attention: Chesapeake Growth Fund - Institutional Shares Credit Account # 130109605423
               For Further Credit To: [Insert Name(s) on Your Account]
                                      [Insert Your Account Number]

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $5,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on the 15th or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE FEATURE. Shares of the Fund may be exchanged for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent.

Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the Fund from which the exchange is to be made

      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS.  Mail redemption requests should be addressed to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Growth Fund           The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

TELEPHONE AND BANK WIRE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863. The $25,000 limit applies to aggregate redemptions over a 30-day period.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $1,000,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days prior written notice. If the shareholder brings the account value up to at least $1,000,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      o     Written requests to redeem $25,000 or more over any 30-day period;

      o Redemption from an account for which the address or account registration has changed within the last 30 days;

      o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

      o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemption, if permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

MISCELLANEOUS. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Fund may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. The Fund does not accommodate Frequent Trading. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Fund uses all reasonable means available to ensure these restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Intermediaries may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund's shares, it cannot guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Shareholders   should  consult  with  their  own  tax  advisor  to  ensure  that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2006 and October 31, 2007 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the years ended prior to October 31, 2006 was audited by other independent auditors.

INSTITUTIONAL SHARES

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEARS ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                               2007          2006          2005          2004          2003
==============================================================================================================
Net asset value at beginning of year ....   $    12.58    $    11.84    $    10.33    $    10.09    $     7.39
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment loss ..................        (0.31)        (0.27)        (0.16)        (0.14)        (0.10)
   Net realized and unrealized
      gains on investments ..............         4.80          1.01          1.67          0.38          2.80
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         4.49          0.74          1.51          0.24          2.70
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    17.07    $    12.58    $    11.84    $    10.33    $    10.09
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       35.69%         6.25%        14.62%         2.28%        36.54%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $    6,542    $    9,297    $   17,012    $   21,282    $   29,451
                                            ==========    ==========    ==========    ==========    ==========
Ratio of gross expenses to
   average net assets (b) ...............        2.97%         2.11%         1.97%         1.77%         1.35%

Ratio of net expenses to
   average net assets ...................        2.91%         2.05%         1.94%         1.70%         1.25%

Ratio of net investment loss
   to average net assets ................       (2.02%)       (1.46%)       (1.22%)       (1.28%)       (0.86%)

Portfolio turnover rate .................          73%           71%           78%           78%           86%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)   Ratios were  determined  based on  expenses  prior to any  reductions  for
      advisory  fees   voluntarily   waived  by  the  Advisor   and/or   expense
      reimbursements through a directed brokerage arrangement.

                             ADDITIONAL INFORMATION

================================================================================

                           THE CHESAPEAKE GROWTH FUND

                              INSTITUTIONAL SHARES

                                 A NO LOAD FUND


The SAI provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Core Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-07324

CUSIP NUMBER 36559B203                                       NASDAQ SYMBOL CHEAX

================================================================================

                           THE CHESAPEAKE GROWTH FUND

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST

                                 A NO LOAD FUND
                             CLASS A INVESTOR SHARES

================================================================================

                                   PROSPECTUS

                                  March 1, 2008

      THE CHESAPEAKE GROWTH FUND ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Institutional Shares, which are offered by a separate Prospectus.

                               INVESTMENT ADVISOR
                               ------------------
                         GARDNER LEWIS ASSET MANAGEMENT
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317
                                 1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----
THE FUND .................................................................    3

    Investment Objective .................................................    3

    Principal Investment Strategies ......................................    3

    Principal Risks of Investing in the Fund .............................    5

    Performance of the Fund ..............................................    6

    Fees and Expenses of the Fund ........................................    8

MANAGEMENT OF THE FUND ...................................................    9

    Investment Advisor ...................................................    9

    Administrator and Transfer Agent .....................................   11

    Distributor and Distribution of Shares ...............................   11

    Other Expenses .......................................................   12

INVESTING IN THE FUND ....................................................   12

    Minimum Investment ...................................................   12

    Purchase and Redemption Price ........................................   12

    Purchasing Shares ....................................................   14

    Redeeming Your Shares ................................................   17

    Frequent Purchases and Redemptions ...................................   20

OTHER IMPORTANT INVESTMENT INFORMATION ...................................   21

    Dividends, Distributions, and Taxes ..................................   21

    Financial Highlights .................................................   23

    Additional Information........................................... Back Cover

THE FUND
================================================================================

IINVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the "Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the "Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor's opinion are undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes may include:

      o     New product introductions;

      o     New distribution strategies;

      o     New manufacturing technology; and/or

      o     New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor favors companies that are selling at a stock price not fully reflective of their growth rates. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

      o     Growth rate of earnings;

      o     Financial performance;

      o     Management strengths and weaknesses;

      o     Current market valuation in relation to earnings growth;

      o     Historic and comparable company valuations;

      o     Level and nature of the company's debt, cash flow,  working capital;
            and

      o     Quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o The anticipated price appreciation has been achieved or is no longer probable;

      o The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

      o     General   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or

      o Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other mutual funds, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely affect the Fund's after-tax performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with portfolio investments of the Fund.

EQUITY SECURITIES. To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

MARKET RISK. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

INTERNAL CHANGE. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

MEDIUM CAPITALIZATION COMPANIES. As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning medium capitalization companies than for larger, more established companies.

Although investing in securities of medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

INVESTMENT ADVISOR RISK. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

OVERWEIGHTING IN CERTAIN MARKET SECTORS. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund's Class A Investor shares by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual total returns of Class A Investor shares of the Fund compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of the Class A Investor shares of the Fund for the past ten calendar years of operation.

                               ANNUAL TOTAL RETURNS

                               [BAR CHART OMITTED]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 12.12%  51.37%  -0.21% -28.05% -33.49%  41.44%  10.48%   7.09%   9.72%  21.16%

      o During the period shown in the bar chart, the highest quarterly return was 42.95% (for the quarter ended December 31, 1999).

      o During the period shown in the bar chart, the lowest quarterly return was -29.40% (for the quarter ended September 30, 2001).

The impact of taxes is not reflected in the bar chart; if reflected returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2007:

The table below shows how the Fund's Class A Investor shares' average annual total returns compare to those of the Russell 2000 Index and the S&P 500 Total Return Index. The table also presents the impact of taxes on the returns of Class A Investor shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own Class A Investor shares of the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

--------------------------------------------------------------------------------
THE CHESAPEAKE GROWTH FUND
CLASS A INVESTOR SHARES                 1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                     21.16%     17.34%     6.07%
Return After Taxes on Distributions     21.16%     17.34%     4.51%
Return After Taxes on Distributions
    and Sale of Class A Investor Shares 13.75%     15.33%     4.57%
--------------------------------------------------------------------------------
Russell 2000 Index *                    -1.57%     16.25%     7.08%
S&P 500 Total Return Index *             5.49%     12.83%     5.91%

* The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in these indices. The returns for the indices reflect no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold Class A Investor shares of the Fund:

SHAREHOLDER FEES FOR CLASS A INVESTOR SHARES
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed On Purchases .....................     None
Maximum Deferred Sales Charge (Load)..................................     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........     None
Redemption Fee........................................................     None
Exchange Fee..........................................................     None

ANNUAL FUND OPERATING EXPENSES FOR CLASS A INVESTOR SHARES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees.......................................................    1.00%
Distribution and/or Service (12b-1) Fees..............................    0.25%
Other Expenses .......................................................    1.96%
Acquired Fund Fees and Expenses(1)....................................    0.01%
                                                                         ------
Total Annual Fund Operating Expenses(2)...............................    3.22%
Less: Fee Waivers(3)..................................................    1.58%
                                                                         ------
Net Annual Fund Operating Expenses(3).................................    1.64%
                                                                         ======


(1) Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund's net asset value. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(2) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class A Investor shares of the Fund for the fiscal year ended October 31, 2007. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These recaptured commissions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, Total Annual Fund Operating Expenses for the Class A Investor Shares were as follows:

      Total Annual Fund Operating Expenses for
          the fiscal year ended October 31, 2007 .....................    3.16%

      See the "Management of the Fund - Brokerage/Service Arrangements" section below for further information.

(3) Annual Fund Operating Expenses have been restated to reflect that the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund's Class A shares does not exceed 1.64%. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and
      (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any "Acquired Fund Fees and Expenses" as that term is described above. The Advisor may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Advisor may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. For more information regarding this arrangement, please see the "Management of the Fund - Investment Advisor" section of this Prospectus or the Statement of Additional Information of the Fund.

EXAMPLE. This Example is intended to help you compare the cost of investing in Class A Investor shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A Investor shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Class A Investor shares of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
    PERIOD INVESTED        1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
    Your Costs              $167     $ 844      1,546     $3,413

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. As of December 31, 2007, the Advisor serves as investment advisor to approximately $9 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. During the fiscal year ended October 31, 2007, as full compensation for the investment advisory services provided to the Fund, the Fund paid the Advisor monthly compensation at the annual rate of 1.00% of the Fund's daily average net assets.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2007. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting the expenses of the Fund's Class A shares, the Advisor has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other operating expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund's Class A shares will not exceed 1.64% of the Fund's average daily net assets. This operating expense limitation does not apply to:
(i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any "Acquired Fund Fees and Expenses" as that term is described above. The Advisor will be entitled to reimbursement of any fees waived or expenses reimbursed to the extent operating expenses do not exceed the limitation set forth above. The total amount of reimbursement recoverable by the Advisor (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Advisor during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

PORTFOLIO MANAGERS. W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1994. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Class A Investor shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses during the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor") is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

DISTRIBUTION OF SHARES. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") that allows Class A Investor shares of the Fund to pay for certain expenses related to the distribution of its shares, including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the transfer agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Class A Investor shares of the Fund.

The annual limitation for payment of expenses pursuant to the Distribution Plan is 0.25% of the average daily net assets of Class A Investor shares. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES

In addition to the management fees and fees payable under the Fund's Rule 12b-1 Distribution Plan for Class A Investor shares, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any Federal, state, local income, or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

The Class A Investor shares of the Fund are sold and redeemed at net asset value ("NAV"). Shares may be purchased directly from the Fund, by any account managed by the Advisor and by any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of an initial sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"). For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE GROWTH FUND," to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Growth Fund           The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

PLEASE REMEMBER TO ADD A REFERENCE TO "CLASS A INVESTOR SHARES" TO YOUR CHECK TO ENSURE PROPER CREDIT TO YOUR ACCOUNT. By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

You should be prepared to mail or fax a completed, signed account application before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

               U.S. Bank, N.A.
               ABA # 042000013
               Attention: Chesapeake Growth Fund - Class A Investor Shares Credit Account # 130109605423
               For Further Credit To: [Insert Name(s) on Your Account]
                                      [Insert Your Account Number]

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on the 15th or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE FEATURE. Shares of the Fund may be exchanged for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the Fund from which the exchange is to be made

      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS.  Mail redemption requests should be addressed to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Growth Fund           The Chesapeake Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

TELEPHONE AND BANK WIRE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863. The $25,000 limit applies to aggregate redemptions over a 30-day period.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $25,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30 days prior written notice. If the shareholder brings the account value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      o     Written requests to redeem $25,000 or more over any 30-day period;

      o Redemption from an account for which the address or account registration has changed within the last 30 days;

      o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

      o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

MISCELLANEOUS. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Funds may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. The Fund does not accommodate Frequent Trading. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Fund uses all reasonable means available to ensure these restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Intermediaries may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund's shares, it cannot guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Shareholders   should   consult   withtheir  own  tax  advisor  to  ensure  that
distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2006 and October 31, 2007 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the years ended prior to October 31, 2006 was audited by other independent auditors.

CLASS A INVESTOR SHARES

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEARS ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                               2007          2006          2005          2004          2003
==============================================================================================================
Net asset value at beginning of year ....   $    11.87    $    11.14    $     9.75    $     9.54    $     7.05
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment loss ..................        (0.35)        (0.24)        (0.19)        (0.17)        (0.16)
   Net realized and unrealized
      gains on investments ..............         4.54          0.97          1.58          0.38          2.65
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         4.19          0.73          1.39          0.21          2.49
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    16.06    $    11.87    $    11.14    $     9.75    $     9.54
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       35.30%         6.55%        14.26%         1.99%        35.32%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $    5,280    $    4,213    $    4,999    $    6,778    $    8,587
                                            ==========    ==========    ==========    ==========    ==========

Ratio of gross expenses to
   average net assets (b) ...............        3.21%         2.39%         2.22%         2.02%         2.25%

Ratio of net expenses to
   average net assets ...................        3.15%         2.30%         2.19%         1.95%         2.16%

Ratio of net investment loss to
   average net assets ...................       (2.26%)       (1.71%)       (1.46%)       (1.54%)       (1.77%)

Portfolio turnover rate .................          73%           71%           78%           78%           86%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)   Ratios were  determined  based on  expenses  prior to any  reductions  for
      advisory  fees   voluntarily   waived  by  the  Advisor   and/or   expense
      reimbursements through a directed brokerage arrangement.

                              ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                            THE CHESAPEAKE GROWTH FUND

                             CLASS A INVESTOR SHARES

                                  A NO LOAD FUND

The SAI provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Core Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-07324

CUSIP Number 36559B104                                       NASDAQ Symbol CPGRX

--------------------------------------------------------------------------------

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
--------------------------------------------------------------------------------

                                   PROSPECTUS

                                  MARCH 1, 2008

THE CHESAPEAKE AGGRESSIVE GROWTH FUND ("Fund") seeks capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, the Fund will invest primarily in equity securities of smaller capitalization companies.

                               INVESTMENT ADVISOR
                               ------------------

                         GARDNER LEWIS ASSET MANAGEMENT
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

THE FUND......................................................................2
--------
     Investment Objective......................................................2
     Principal Investment Strategies...........................................2
     Principal Risks of Investing in the Fund..................................3
     Performance of the Fund...................................................4
     Fees and Expenses of the Fund.............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------
     Investment Advisor........................................................6
     Administrator, Transfer Agent and Distributor.............................7
     Other Expenses............................................................7

INVESTING IN THE FUND..........................................................8
---------------------

     Minimum Investment........................................................8
     Purchase and Redemption Price.............................................8
     Purchasing Shares........................................................10
     Redeeming Shares.........................................................12
     Frequent Purchases and Redemptions.......................................14

OTHER IMPORTANT INVESTMENT INFORMATION........................................16
--------------------------------------

     Dividends, Distributions, and Taxes......................................16
     Financial Highlights.....................................................17
     Additional Information...........................................Back Cover


                NOTICE: CLOSURE OF THE FUND TO MOST NEW INVESTORS

In December 1994, Gardner Lewis Asset Management L.P. ("Advisor"), the Fund's investment advisor, determined that the Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Fund did not wish to compromise this position, the Board of Trustees ("Trustees") of the Gardner Lewis Investment Trust determined that it would be advisable to close the Fund to most new investors effective December 23, 1994. As conditions change in the securities markets, the Trustees may or may not determine to reopen the Fund to new shareholders. Existing shareholders may continue to make additional investments.

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Aggressive Growth Fund (the "Fund") seeks capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, the Fund will invest primarily in equity securities of smaller capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), will invest primarily in equity securities of those companies which the Advisor feels show superior prospects for growth. The Advisor will focus attention on those companies, which in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team or management philosophy. Many of the portfolio companies are responsible for technological breakthroughs and/or unique solutions to market needs. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices and interest rates.

In selecting portfolio companies, the Advisor uses analysis, which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically, companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies that are selling at a stock price not fully reflective of their growth rates.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o The anticipated price appreciation has been achieved or is no longer probable;
      o The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
      o     General   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or
      o     Alternative investments offer, in the view of the Advisor,  superior potential for appreciation.

DIVERSIFICATION. Risk mitigation is a critical part of the investment strategy. Therefore, it is believed that portfolios should be insulated from both individual company and sector specific volatility. With this in mind, Fund portfolio holdings are broadly diversified with positions typically ranging from one to three percent, at cost, and with approximately 15 industry groups represented.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other mutual funds, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund is expected to average between 75% and 100% and will generally not exceed 125%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely affect the Fund's after-tax performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with portfolio investments of the Fund.

SMALL-CAP STOCKS. Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small-cap companies than for larger, more established companies.

Although investing in securities of small-cap companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in larger, more established companies.

FLUCTUATION IN VALUE. To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. To the extent that the Fund invests in securities of companies that are undergoing internal change, such as implementing new strategies or introducing new technologies, investment in the Fund may involve greater than average risk due to the unproven nature of such securities. As noted above, the Fund may invest a significant portion of its assets in the securities of smaller capitalization companies. To the extent the Fund's assets are invested in smaller capitalization companies, the Fund may exhibit more volatility than if it were invested in large capitalization companies.

MARKET RISK. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national & international economic conditions, and general market conditions.

INVESTMENT ADVISOR RISK. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund's performance from year to year and by showing (on a calendar year basis) how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              ANNUAL TOTAL RETURNS

                                  [BAR CHART]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 -3.40%  49.43%  -17.21% -13.53% -29.95% 42.52%   4.33%  -8.94%  22.43%   2.86%

o During the period shown in the bar chart, the highest quarterly return was 37.13% (for the quarter ended December 31, 1999).

o During the period shown in the bar chart, the lowest quarterly return was -29.33% (for the quarter ended September 30, 1998).

o Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

The impact of taxes is not reflected in the bar chart; if reflected returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2007:

The table below shows how the Fund's average annual total returns compare to those of the Russell 2000 Index and the S&P 500 Total Return Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

--------------------------------------------------------------------------------
The Chesapeake Aggressive Growth Fund(1)        1 Year     5 Years    10 Years
--------------------------------------------------------------------------------

Return Before Taxes                             -0.20%       10.59%      1.82%
Return After Taxes on Distributions             -1.70%        9.28%      0.23%
Return After Taxes on Distributions              1.44%        9.07%      1.08%
     and Sale of Fund Shares
--------------------------------------------------------------------------------
Russell 2000 Index(2)                           -1.57%       16.25%      7.08%
--------------------------------------------------------------------------------
S&P 500 Total Return Index(2)                    5.49%       12.83%      5.91%
--------------------------------------------------------------------------------

(1)   Maximum sales loads are reflected in the table above for the Fund.

(2) The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in these indices. The returns for the indices reflect no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed On Purchases.......................... 3.00%
Maximum Deferred Sales Charge (Load)......................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...............  None
Redemption Fee ...........................................................  None
Exchange Fee..............................................................  None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees........................................................... 1.25%
Distribution and/or Service (12b-1) Fees..................................  None
Other Expenses ........................................................... 2.98%
Acquired Fund Fees and Expenses(1)........................................ 0.01%
                                                                           -----
Total Annual Fund Operating Expenses (2).................................. 4.24%
                                                                           =====

(1) Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund's net asset value. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(2) "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended October 31, 2007. For this period, the Advisor agreed to voluntarily waive or reduce certain expenses of the Fund. The Fund has also entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These recaptured commissions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. As a result of these waivers and arrangements, as a percentage of the average daily net assets of the Fund, the Net Annual Fund Operating Expenses were as follows:

            Net Annual Fund Operating Expenses for
            the fiscal year ended October 31, 2007 ...........  2.98%

See the "Management of the Fund - Brokerage/Service Arrangements" section below for further information.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
      Period Invested           1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
         Your Costs              $713        $1,548      $2,396       $4,573
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND
                             ----------------------

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. As of December 31, 2007, the Advisor serves as investment advisor to approximately $9 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. During the fiscal year ended October 31, 2007, as full compensation for the investment advisory services provided to the Fund, the Advisor was entitled to receive monthly compensation at the annual rate of 1.25% of the Fund's average daily average net assets. The Advisor voluntarily waived a portion of this fee in the amount of $75,288. Accordingly, the amount of compensation received by the Advisor as a percentage of average net assets of the Fund during the last fiscal year was 0.05%. Although the investment advisory fee is higher than that paid by many other investment companies, the Trustees believe the fee to be comparable to advisory fees paid by many funds having similar objectives and policies.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2007. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

PORTFOLIO MANAGERS. W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1993. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses during the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

ADMINISTRATOR AND TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and
administrative   services  of  Ultimus  include  (i)  providing   office  space,
equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor") is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

OTHER EXPENSES

In addition to the management fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any Federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold subject to a maximum sales charge of 3.00%, so that the term "offering price" includes the front-end sales charge (load). Shares are redeemed at net asset value ("NAV"). The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

SALES CHARGES. The public offering price of shares of the Fund equals NAV plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------------------------------------------------------------
                                Sales Charge
                                As%  of Net   Sales Charge As     Dealer Discounts and
   Amount of Transaction At        Amount      %  of Public     Brokerage Commissions as
    Public Offering Price         Invested     Offering Price %  of Public Offering Price
------------------------------------------------------------------------------------------
      Less than $50,000            3.09%           3.00%                 2.80%
------------------------------------------------------------------------------------------
$50,000 but less than $250,000     2.04%           2.00%                 1.80%
------------------------------------------------------------------------------------------
       $250,000 or more            1.01%           1.00%                 0.90%
------------------------------------------------------------------------------------------

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional incentives to dealers who sell Fund shares.

REDUCED SALES CHARGES

Consistent with the policies in this Prospectus, certain investments may be combined for purposes of purchasing shares with a lower sales charge.

CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a similar sales charge. This privilege may be modified or eliminated at any time by the Trust without notice.

RIGHTS OF ACCUMULATION. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased, including any combined concurrent purchases as described above, to the aggregate value of shares of the funds previously purchased and then owned, provided the Distributor is notified by such person or his/her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of another series of the Trust with a similar sales load structure with a value of $200,000 would pay a sales charge of 1.00% of the offering price on the new investment.

LETTER OF INTENT. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the account application. Information about the "Letter of Intent" procedures, including its terms, is contained in the SAI and on the account application.

GROUP PLANS. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it is necessary at the time of purchase for a shareholder to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated to obtain a reduced sales charge. A shareholder may be required to provide to the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in all accounts (e.g., retirement accounts) held at the Fund by the shareholder; (ii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held at broker-dealers by the shareholder; and (iii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the shareholder, such as members of the same family or certain qualified groups.

See the SAI for additional information on reduced sales charges.

Information regarding the Fund's sales charges, as well as information regarding reduced sales charges (such as concurrent purchases, rights of accumulation, letters of intent, and group plans) and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Fund's website since the Fund's website contains limited information, however, further information is available by calling the Fund at 1-800-430-3863.

ADDITIONAL INFORMATION

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in proper form. The orders will be priced at the Fund's NAV next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"). For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE AGGRESSIVE GROWTH FUND," to:

   REGULAR MAIL                            OVERNIGHT/EXPRESS MAIL

   The Chesapeake Aggressive Growth Fund   The Chesapeake Aggressive Growth Fund
   c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
   P. O. Box 46707                         225 Pictoria Drive, Suite 450
   Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

You should be prepared to mail or fax a completed, signed account application before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

        U.S. Bank, N.A. ABA # 042000013
        Attention: Chesapeake Aggressive Growth Fund
        Credit Account # 130109605423
        For Further Credit To: [Insert Name(s) on Your Account]
                               [Insert Your Account Number]

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on the 15th or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE FEATURE. Shares of the Fund may be exchanged for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

o     Your name and telephone number
o     The exact name of your account and your account number
o     Taxpayer identification number (usually your Social Security number)
o     Dollar value or number of shares to be exchanged
o     The name of the Fund from which the exchange is to be made
o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS. Mail redemption requests should be addressed to the following:

   REGULAR MAIL                            OVERNIGHT/EXPRESS MAIL

   The Chesapeake Aggressive Growth Fund   The Chesapeake Aggressive Growth Fund
   c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
   P. O. Box 46707                         225 Pictoria Drive, Suite 450
   Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
      (2) Any required signature guarantees (see "Signature Guarantees" below); and
      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

BY TELEPHONE. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863. The $25,000 limit applies to aggregate redemptions over a 30-day period.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $25,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days prior written notice. If the shareholder brings the account value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o     Written requests to redeem $25,000 or more over any 30-day period;
o Redemption from an account for which the address or account registration has changed within the last 30 days;
o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or
o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

MISCELLANEOUS. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's small-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as small-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. The Fund does not accommodate Frequent Trading. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of the Fund's shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Fund uses all reasonable means available to ensure these restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Intermediaries may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund's shares, it cannot guarantee that such trading will not occur.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Shareholders should consult their own tax advisor to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2006 and October 31, 2007 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the years ended prior to October 31, 2006 was audited by other independent auditors.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                             YEARS ENDED OCTOBER 31,
                                            -------------------------------------------------------
                                              2007        2006        2005        2004        2003
                                            --------    --------    --------    --------    --------
Net asset value at beginning of year ....   $  10.45    $  10.86    $  10.96    $  11.62    $   8.38
                                            --------    --------    --------    --------    --------
Income (loss) from investment operations:
   Net investment loss ..................      (0.27)      (0.28)      (0.55)      (0.22)      (0.15)
   Net realized and unrealized
     gains(losses) on investments .......       1.87        2.49        0.45       (0.44)       3.39
                                            --------    --------    --------    --------    --------
Total from investment operations                1.60        2.21       (0.10)      (0.66)       3.24
                                            --------    --------    --------    --------    --------

Less distributions:
   From net realized gains on investments      (0.69)      (2.62)         --          --          --
                                            --------    --------    --------    --------    --------

Net asset value at end of year ..........   $  11.36    $  10.45    $  10.86    $  10.96    $  11.62
                                            ========    ========    ========    ========    ========

Total return(a) .........................      15.96%      24.67%      (0.91%)     (5.94%)     38.66%
                                            ========    ========    ========    ========    ========

Net assets at end of year (000's) .......   $  6,067    $  6,250    $  8,226    $ 37,269    $ 58,904
                                            ========    ========    ========    ========    ========
Ratio of gross expenses to
   average net assets(b) ................       4.23%       3.89%       2.34%       1.78%       1.77%

Ratio of net expenses to
   average net assets ...................       2.97%       2.84%       2.26%       1.74%       1.73%

Ratio of net investment loss to
   average net assets ...................      (2.30%)     (2.35%)     (1.86%)     (1.42%)     (1.31%)

Portfolio turnover rate .................         73%         71%         89%         95%         84%

(a) Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b) Ratios were determined based on expenses prior to any reductions for advisory fees voluntarily waived by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------

The SAI provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Core Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act file number 811-07324

CUSIP NUMBER 36559B708                                       NASDAQ SYMBOL CHCGX

================================================================================

                         The Chesapeake Core Growth Fund

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST

                                 A NO LOAD FUND

================================================================================

                                   PROSPECTUS

                                  March 1, 2008

       THE CHESAPEAKE CORE GROWTH FUND ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

                               INVESTMENT ADVISOR
                               ------------------
                         GARDNER LEWIS ASSET MANAGEMENT
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317
                                 1-800-430-3863

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES BEING OFFERED BY THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE AND COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR THE FUND'S DISTRIBUTOR IS A BANK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----
THE FUND....................................................................   3

    Investment Objective....................................................   3

    Principal Investment Strategies.........................................   3

    Principal Risks of Investing in the Fund................................   5

    Performance of the Fund.................................................   6

    Fees and Expenses of the Fund...........................................   8

MANAGEMENT OF THE FUND......................................................   9

    Investment Advisor......................................................   9

    Administrator and Transfer Agent........................................  11

    Distributor and Distribution of Shares..................................  11

    Other Expenses..........................................................  12

INVESTING IN THE FUND.......................................................  13

    Minimum Investment......................................................  13

    Purchase and Redemption Price...........................................  13

    Purchasing Shares.......................................................  14

    Redeeming Shares........................................................  17

    Frequent Purchases and Redemptions......................................  20

OTHER IMPORTANT INVESTMENT INFORMATION......................................  22

    Dividends, Distributions, and Taxes.....................................  22

    Financial Highlights ................................................    23

    Additional Information........................................... Back Cover

THE FUND
================================================================================

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund (the "Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the "Trust"), seeks capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States. Equity securities include common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the "Advisor") will focus on companies that, in the Advisor's opinion, show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor's opinion are undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes may include:

      o     New product introductions;

      o     New distribution strategies;

      o     New manufacturing technology; and/or

      o     New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor favors portfolio companies that are selling at a stock price not fully reflective of their growth rates. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt. The Advisor also favors portfolio investments in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these portfolio companies, the Advisor includes analysis of the following:

      o     Growth rate of earnings;

      o     Financial performance;

      o     Management strengths and weaknesses;

      o     Current market valuation in relation to earnings growth;

      o     Historic and comparable company valuations;

      o     Level and nature of the company's debt, cash flow,  working capital;
            and

      o     Quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities and at least 80% of the portfolio will be invested in the largest 1,000 companies domiciled in the United States. Generally, all the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

      o The anticipated price appreciation has been achieved or is no longer probable;

      o The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

      o     General   market   expectations   regarding  the  company's   future
            performance exceed those expectations held by the Advisor; or

      o Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

TEMPORARY DEFENSIVE POSITION. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. If the Fund invests in shares of other mutual funds, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The realization of such gains could adversely affect the Fund's after-tax performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for the past 5 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with portfolio investments of the Fund.

EQUITY SECURITIES. To the extent that the majority of the Fund's portfolio consists of equity securities, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

MARKET RISK. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

INVESTMENT ADVISOR RISK. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

OVERWEIGHTING IN CERTAIN MARKET SECTORS. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

MARKET SEGMENT RISK. Investors are also subject to the risk that the Fund's market segment, the largest 1,000 companies domiciled in the United States, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE OF THE FUND

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              Annual Total Returns

                                  [BAR CHART]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 27.32%  47.60%  6.36%   -12.72% -23.92% 42.42%  10.71%   1.30%   7.22%  15.86%

      o During the period shown in the bar chart, the highest quarterly return was 36.08% (for the quarter ended December 31, 1999).

      o During the period shown in the bar chart, the lowest quarterly return was -21.56% (for the quarter ended September 30, 2001).

The impact of taxes is not reflected in the bar chart: if reflected returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2007:

The table below shows how the Fund's average annual total returns compare to those of the S&P 500 Total Return Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

--------------------------------------------------------------------------------
The Chesapeake Core Growth Fund         1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Return Before Taxes                     15.86%     14.69%    10.17%
Return After Taxes on Distributions     15.17%     14.48%     9.35%
Return After Taxes on Distributions
     and Sale of Fund Shares            11.21%     12.91%     8.59%
--------------------------------------------------------------------------------
S&P 500 Total Return Index *             5.49%     12.83%     5.91%


* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index. You cannot invest directly in the S&P 500 Total Return Index. The returns for the S&P 500 Total Return Index reflect no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
(FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases........................   None
Maximum Deferred Sales Charge (Load)....................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ............   None
Redemption Fee............................................ .............   None
Exchange Fee............................................................   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees.........................................................  1.00%
Distribution and/or Service (12b-1) Fees................................  0.25%
Other Expenses(1) ......................................................  0.14%
                                                                         ------
TOTAL ANNUAL FUND OPERATING EXPENSES(2).................................  1.39%
                                                                         ======

(1) Other Expenses includes acquired fund fees and expenses, which are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles. Such fees and expenses have been included under the subcaption "Other Expenses" for the Fund because they were less than 0.01% during the most recent fiscal year.

(2) Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended October 31, 2007. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund
      Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses but including payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.40% of the average daily net assets of the Fund for the fiscal year ending October 31, 2008. It is expected that the contractual agreement will continue from year to year provided such continuance is approved by the Board of Trustees of the Trust. In addition, the Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These recaptured commissions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to ensure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to ensure they are reasonable. There can be no assurance that these arrangements will continue in the future. Also, a portion of the fees payable under the Fund's Rule 12b-1 Distribution Plan were voluntarily waived during the last fiscal year. As a result of these arrangements and waivers, as a percentage of the average daily net assets of the Fund, Net Annual Fund Operating Expenses were as follows:

Net Annual Fund Operating Expenses for
   the fiscal year ended October 31, 2007 .............................   1.34%

See the "Management of the Fund -- Expense Limitation Agreement and Brokerage/ Service Arrangements" sections below for further information.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
    Period Invested        1 Year   3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
    Your Costs              $142     $440       $761      $1,669

MANAGEMENT OF THE FUND
================================================================================

INVESTMENT ADVISOR

The Fund's investment advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. As of December 31, 2007, the Advisor serves as investment advisor to approximately $9 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

THE ADVISOR'S COMPENSATION. During the fiscal year ended October 31, 2007, as full compensation for the investment advisory services provided to the Fund, the Fund paid the Advisor monthly compensation at the annual rate of 1.00% of the Fund's daily average net assets.

DISCLOSURE REGARDING APPROVAL OF THE INVESTMENT ADVISORY CONTRACT. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2007. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

EXPENSE LIMITATION AGREEMENT. In order to limit expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust with respect to the Fund ("Expense Limitation Agreement") pursuant to which the Advisor has agreed to reduce its fees and to reimburse other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, but including payments, if any, pursuant to a Rule 12b-1 Distribution Plan) are limited to 1.40% of the average daily net assets of the Fund for the fiscal year ending October 31, 2008. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may be terminated by the Advisor or the Trust at the end of the then current term upon not less than 90 days notice to the other party as set forth in the Expense Limitation Agreement.

Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any management fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the Fund's total annual expense ratio is less than the percentage limits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

PORTFOLIO MANAGERS. W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund's portfolio. Messrs. Gardner and Lewis have managed the Fund's portfolio since its inception in 1997. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

BROKERAGE/SERVICE ARRANGEMENTS. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's operating expenses during the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor") is the Fund's principal underwriter and serves as the exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

DISTRIBUTION OF SHARES. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act that allows the Fund to pay for certain expenses related to the distribution of its shares, including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the transfer agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Distribution Plan is 0.25% of the Fund's average daily net assets. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES

In addition to the management fees and fees payable under the Fund's Rule 12b-1 Distribution Plan, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian fees; any proxy solicitors' fees and expenses; filing fees; any Federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND
================================================================================

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value ("NAV"). Shares may be purchased directly from the Fund, by any account managed by the Advisor and by any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate NAV when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or
(iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of an initial sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MAIL ORDERS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, travelers checks, credit card checks, "starter" checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, or the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"). For regular mail orders, please complete an account application and mail it, along with your check made payable to "THE CHESAPEAKE CORE GROWTH FUND," to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Core Growth Fund      The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

        U.S. Bank, N.A. ABA # 042000013
        Attention: Chesapeake Core Growth Fund
        Credit Account # 130109605423
        For Further Credit To: [Insert Name(s) on Your Account]
                               [Insert Your Account Number]

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Purchasing Shares - Mail Orders" above. Your financial institution may charge a fee for wiring funds.

ADDITIONAL INVESTMENTS. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on the 15th or last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through the Automated Clearing House ("ACH"), the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

EXCHANGE FEATURE. Shares of the Fund may be exchanged for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the Fund from which the exchange is to be made

      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund's inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

MAIL REDEMPTIONS.  Mail redemption requests should be addressed to:

REGULAR MAIL                         OVERNIGHT/EXPRESS MAIL

The Chesapeake Core Growth Fund      The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                       225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

Mail redemption requests should include the following:

      (1) Your letter of instruction specifying the name of the Fund, the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

TELEPHONE AND BANK WIRE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863. The $25,000 limit applies to aggregate redemptions over a 30-day period.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund's custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $250. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

SMALL ACCOUNTS. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days prior written notice. If the shareholder brings the account value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

SIGNATURE GUARANTEES. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      o     Written requests to redeem $25,000 or more over any 30-day period;

      o Redemption from an account for which the address or account registration has changed within the last 30 days;

      o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

      o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

MISCELLANEOUS. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. The Fund does not accommodate Frequent Trading. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Fund uses all reasonable means available to ensure these restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Intermediaries may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund's shares, it cannot guarantee that such trading will not occur.

OTHER IMPORTANT INVESTMENT INFORMATION
================================================================================

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular Federal, state and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as Federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Shareholders   should  consult  with  their  own  tax  advisor  to  ensure  that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2006 and October 31, 2007 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the years ended prior to October 31, 2006 was audited by other independent auditors.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEARS ENDED OCTOBER 31,
                                            ------------------------------------------------------------------
                                               2007          2006          2005          2004          2003
==============================================================================================================
Net asset value at beginning of year ....   $    17.66    $    16.88    $    15.41    $    14.78    $    10.88
                                            ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment loss ..................        (0.09)        (0.07)        (0.07)        (0.06)        (0.05)
   Net realized and unrealized
      gains on investments ..............         4.20          1.11          1.54          0.69          3.95
                                            ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         4.11          1.04          1.47          0.63          3.90
                                            ----------    ----------    ----------    ----------    ----------
Less distributions:
   From net realized gains
      on investments ....................        (0.08)        (0.26)           --            --            --
                                            ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........   $    21.69    $    17.66    $    16.88    $    15.41    $    14.78
                                            ==========    ==========    ==========    ==========    ==========

Total return (a) ........................       23.38%         6.17%         9.54%         4.26%        35.72%
                                            ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......   $1,075,504    $  792,284    $  628,049    $  293,982    $   70,058
                                            ==========    ==========    ==========    ==========    ==========
Ratio of gross expenses to
   average net assets (b) ...............        1.39%         1.42%         1.45%         1.49%         1.76%

Ratio of net expenses to
   average net assets ...................        1.34%         1.35%         1.35%         1.33%         1.31%

Ratio of net investment loss to
   average net assets ...................       (0.46%)       (0.42%)       (0.51%)       (0.56%)       (0.61%)

Portfolio turnover rate .................          70%           83%           90%           60%           71%

(a) Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions for distribution and service fees voluntarily waived by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A NO LOAD FUND

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

                                 1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund's website at www.chesapeakefunds.com or upon written request to The Chesapeake Core Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-07324

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE CHESAPEAKE GROWTH FUND

                                  March 1, 2008

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                            Telephone 1-800-430-3863

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................4
PORTFOLIO TRANSACTIONS.........................................................5
NET ASSET VALUE................................................................7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST.......................................................9
ADDITIONAL INFORMATION CONCERNING TAXES.......................................10
MANAGEMENT OF THE FUND........................................................12
SPECIAL SHAREHOLDER SERVICES..................................................21
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................24
ADDITIONAL INFORMATION ON PERFORMANCE.........................................25
FINANCIAL STATEMENTS..........................................................27
APPENDIX A - DESCRIPTION OF RATINGS...........................................28
APPENDIX B - PROXY VOTING POLICIES............................................32

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for The Chesapeake Growth Fund's ("Fund") Institutional Shares and the Class A Investor Shares, each dated the same date as this SAI, and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each class of shares ("Class") of the Fund. The Fund was organized on April 6, 1994 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Gardner Lewis Asset Management L.P. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

MONEY MARKET INSTRUMENTS. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in foreign securities and sponsored American Depository Receipts ("ADRs"). The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include ADRs or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

INVESTMENT COMPANIES. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

REAL ESTATE SECURITIES. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts ("ADRs");

(4) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities;

(13)  Issue senior securities, borrow money or pledge its assets;

(14) Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(15)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to insure that the selection is based on the quality of the broker-dealer's execution and not its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2007, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation, Lynch Jones & Ryan Inc. and BNY Brokerage Inc. These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker during the last three fiscal years.

The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Fund paid brokerage commissions of $24,935, $55,486 and $79,272, respectively. The decreases in brokerage commissions paid for the fiscal years ended October 31, 2007 and 2006 from the prior fiscal year was primarily due to decreased trading as a result of decreases in the Fund's total assets and market conditions.

                                 NET ASSET VALUE

The net asset value ("NAV") per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Class A Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund, are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The NAV per share of each Class of the Fund is determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The NAV per share of each Class of the Fund is not calculated on business holidays or other days when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's NAV per share of each Class of the Fund will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2007, the total expenses of the Fund (after expense reductions of $6,441 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $328,776 (2.91% and 3.15% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). For the fiscal year ended October 31, 2006, the total expenses of the Fund (after expense reductions of $12,487 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $399,193 (2.05% and 2.30% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). For the fiscal year ended October 31, 2005, the total expenses of the Fund (after expense reductions of $8,040 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $502,226 (1.94% and 2.19% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their NAV as next determined after receipt of the purchase, redemption or exchange order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

DISTRIBUTION PLAN. The shareholders of the Fund and the Trustees have approved a Plan of Distribution ("Plan") for the Class A Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see the "Management of the Fund - Distribution of Shares" section in the Prospectus of the Class A Investor Shares of the Fund). Under the Plan, the Fund may expend a percentage of the Class A Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Class A Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Class A Investor Shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Class A Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Class A Investor Shares' outstanding voting stock, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the non-interested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Fund incurred $11,822, $12,176 and $14,757, respectively, for costs incurred in connection with the Plan for the Class A Investor Shares. For the fiscal years ended October 31, 2006 and 2007, these costs incurred in connection with the Plan for the Class A Investor Shares were attributed primarily to the compensation of sales personnel for the sale of Class A Investor Shares and servicing of shareholder accounts of this class of shares, with a small portion spent on miscellaneous costs incurred in connection with distribution of the Fund's Class A Investor Shares.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. On September 17, 2003, all outstanding shares of the Super-Institutional Shares were redeemed and that particular Class of shares is currently not in operation. Prior to April 26, 2000, the Fund also offered Class C Investor Shares and Class D Investor Shares. On April 26, 2000, all Class C and Class D Investor Shares were converted into Class A Investor Shares. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Trust's Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on United States federal income tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action and any such change may be made effective retroactively. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions, source of its income for a taxable year and nature of assets owned. In order for a series to satisfy the income requirement, at least 90% of the gross income of such series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the series' business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Dividend distributions paid by the Fund generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their retirement plan account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder's gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders at the Fund level). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders (i) who have failed to provide a correct taxpayer identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                                 POSITION(S)   LENGTH                                       COMPLEX
            NAME, AGE,            HELD WITH   OF TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN         OTHER DIRECTORSHIPS
           AND ADDRESS           FUND/TRUST    SERVED          DURING PAST 5 YEARS         BY TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 75             Trustee    Since      Retired; Previously, President        3       Mr. Brinson serves as an
                                           8/92       of Brinson Investment Co.                     Independent Trustee of the
                                                      (personal investments) and                    following: The Nottingham
                                                      President of Brinson                          Investment Trust II for the
                                                      Chevrolet, Inc. (auto                         six series of that trust;
                                                      dealership).                                  Hillman Capital Management
                                                                                                    Investment Trust for the two
                                                                                                    series of that trust; and
                                                                                                    Tilson Investment Trust for
                                                                                                    the two series of that trust
                                                                                                    (all registered investment
                                                                                                    companies)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                                 POSITION(S)   LENGTH                                   COMPLEX
            NAME, AGE,            HELD WITH   OF TIME     PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS
           AND ADDRESS           FUND/TRUST    SERVED     DURING PAST 5 YEARS           BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., 71           Trustee       Since   Senior Partner of Community           3       Mr. Pitt serves as an
                                              4/02    Financial Institutions                        Independent Trustee of the
                                                      Consulting, since 1997;                       following: Hillman Capital
                                                      Account Administrator of                      Management Investment for the
                                                      Holden Wealth Management Group                two series of that Trust; and
                                                      of Wachovia Securities (money                 Tilson Investment Trust for
                                                      management firm), since                       the two series of that trust
                                                      September, 2003.                              (all registered investment
                                                                                                    companies)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, 45        Chairman      Since   Managing Partner and Portfolio        3                    None
Chief Executive Officer         and           6/96    Manager of Gardner Lewis Asset
The Chesapeake Funds            Chief                 Management, L.P.  (Advisor).
285 Wilmington-West Chester     Executive
Pike                            Officer
Chadds Ford, Pennsylvania       (Principal
19317                           Executive
                                Officer)
-----------------------------------------------------------------------------------------------------------------------------------
*BASIS OF INTERESTEDNESS.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner
Lewis Asset Management, L.P., the investment advisor to the Fund.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV, 44           President     Since    Partner and Portfolio Manager        n/a                   n/a
The Chesapeake Funds                          12/93    of Gardner Lewis Asset
285 Wilmington-West Chester                            Management, L.P.
Pike
Chadds Ford, Pennsylvania
19317
-----------------------------------------------------------------------------------------------------------------------------------
Judy B. Werner, 45              Chief         Since    Chief Compliance Officer of          n/a                   n/a
The Chesapeake Funds            Compliance    1/05     Gardner Lewis Asset
285 Wilmington-West Chester     Officer                Management, L.P. since January
Pike                                                   2005; previously, Compliance
Chadds Ford, Pennsylvania                              Officer/Manager Client
19317                                                  Services.
-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey, 50            Vice          Since    Managing Director, Ultimus           n/a                   n/a
                                President     7/07     Fund Solutions, LLC and
                                                       Ultimus Fund Distributors, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger, 45               Treasurer     Since    Managing Director, Ultimus           n/a                   n/a
                                (Principal    7/07     Fund Solutions, LLC and
                                Financial              Ultimus Fund Distributors, LLC
                                Officer)
-----------------------------------------------------------------------------------------------------------------------------------
John F. Splain, 51              Secretary     Since    Managing Director, Ultimus           n/a                   n/a
                                              7/07     Fund Solutions, LLC and
                                                       Ultimus Fund Distributors, LLC

-----------------------------------------------------------------------------------------------------------------------------------

TRUSTEE STANDING COMMITTEES. The Trustees have established the following standing committees:

      AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund's last fiscal year.

      NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

      PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting
Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The following table shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2007 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                  DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                                 EQUITY SECURITIES       TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                IN THE FUND          INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Jack E. Brinson                         A                          A
--------------------------------------------------------------------------------
Theo H. Pitt, Jr.                       A                          A
--------------------------------------------------------------------------------
                               INTERESTED TRUSTEE
--------------------------------------------------------------------------------
W. Whitfield Gardner                    E                          E
--------------------------------------------------------------------------------

*     INCLUDES EACH OF THE THREE FUNDS OF THE TRUST.

OWNERSHIP OF SECURITIES OF ADVISOR, DISTRIBUTOR, OR RELATED ENTITIES. As of December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

COMPENSATION. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2007.*

---------------------------------------------------------------------------------------------------------------
                                                       PENSION OR                            TOTAL COMPENSATION
                                  AGGREGATE       RETIREMENT BENEFITS    ESTIMATED ANNUAL     FROM THE FUND AND
         NAME OF              COMPENSATION FROM    ACCRUED AS PART OF      BENEFITS UPON        TRUST PAID TO
    PERSON, POSITION              THE FUND           FUND EXPENSES           RETIREMENT           TRUSTEES*
---------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee           $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., Trustee         $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, Trustee       None                  None                 None                  None
---------------------------------------------------------------------------------------------------------------

* EACH OF THE TRUSTEES SERVES AS A TRUSTEE TO THE THREE FUNDS OF THE TRUST, INCLUDING THE FUND.

CODE OF ETHICS. The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds' service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX discloses an investment company's voting record for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of February 6, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 29.76% and 0% of the then outstanding shares of the Institutional Shares and Class A Investor Shares, respectively, of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of February 6, 2008.

INSTITUTIONAL SHARES
--------------------

NAME AND ADDRESS                           AMOUNT AND NATURE
OF BENEFICIAL OWNER                     OF BENEFICIAL OWNERSHIP      PERCENT
-------------------                     -----------------------      -------

Wilmington Trust Co. CUST                     112,897.527           29.45%(1)
B.S. Weymouth and John K. Shaw III
CO-TTEES FBO Betty Shaw Weymouth
c/o Mutual Funds
Post Office Box 8882
Wilmington, Delaware 19899-8882

J.P. Morgan Securities, Inc.                   96,181.877           25.09%(1)
500 Stanton Christiana Road
Newark, Delaware 19713

Charles Schwab & Co. Inc.                      33,487.442            8.73%(2)
Special Custody Account
FBO Our Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California 94104

John L. Lewis IV                               22,113.271            5.77%(3)
4691 Sherwood Farm
Charlottesville, Virginia 22902

Gardner Lewis Asset Management 401(K)          21,170.115               5.52%
W. Whitfield Gardner, Trustee
Attn: Beth Lyons
Chadds Ford, Pennsylvania 19317

(1) MAY BE DEEMED TO BE A "CONTROL PERSON" OF THE FUND AS DEFINED BY APPLICABLE SEC REGULATIONS.

(2) THE FUND BELIEVES THAT SUCH ENTITY DOES NOT HAVE A BENEFICIAL OWNERSHIP INTEREST IN SUCH SHARES. THIS IS AN OMNIBUS ACCOUNT HOLDING SHARES FOR CERTAIN INVESTORS INVESTING IN THE FUND THROUGH CHARLES SCHWAB & CO. INC.

(3) JOHN L. LEWIS IS AN AND OFFICER OF THE TRUST, PORTFOLIO MANAGER OF THE FUND, AND PRINCIPAL OF THE ADVISOR.

CLASS A INVESTOR SHARES
-----------------------

NAME AND ADDRESS                           AMOUNT AND NATURE
OF BENEFICIAL OWNER                     OF BENEFICIAL OWNERSHIP      PERCENT
-------------------                     -----------------------      -------

NONE

INVESTMENT ADVISOR. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus for each Class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal years ended October 31, 2007, 2006 and 2005, the Advisor received its fee in the amount of $109,153, $188,500 and $251,539, respectively.

The Adviser has contractually agreed to waive or limit its fees until February 28, 2009, so that the ratio of total annual operating expenses for the Fund's Institutional Shares and Class A Shares are limited to 1.39% and 1.64%, respectively. This operating expense limitation does not apply to: (i) interest,
(ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any "Acquired Fund Fees and Expenses" as that term is described in the Prospectus. The Adviser may be entitled to reimbursement of fees waived and expenses reimbursed, provided overall expenses fall below the limitations set forth above. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

PORTFOLIO MANAGERS

      COMPENSATION. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

      OWNERSHIP OF FUND SHARES. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2007 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

      --------------------------------------------------------------------
                                                  DOLLAR RANGE OF
                   NAME OF                       EQUITY SECURITIES
               PORTFOLIO MANAGER                    IN THE FUND
      --------------------------------------------------------------------
             W. Whitfield Gardner                        G
      --------------------------------------------------------------------
              John L. Lewis, IV                          F
      --------------------------------------------------------------------

      OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2007.

--------------------------------------------------------------------------------------------------------------------------------
                                   REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                        COMPANIES*                         VEHICLES                     OTHER ACCOUNTS
                                        ----------                         --------                     --------------
                                NUMBER OF                        NUMBER OF                        NUMBER OF
         NAME                    ACCOUNTS       TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
W. WHITFIELD GARDNER                5         $1,157,600,000         5          $136,700,000        2,116       $6,768,000,000
--------------------------------------------------------------------------------------------------------------------------------
  ACCOUNTS WHERE ADVISORY FEE IS    0               $0               4          $134,500,000          5          $62,000,000
  BASED UPON ACCOUNT PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
JOHN L. LEWIS, IV                   5         $1,157,600,000         5          $136,700,000        2,116       $6,768,000,000
--------------------------------------------------------------------------------------------------------------------------------
  ACCOUNTS WHERE ADVISORY FEE IS    0               $0               4          $134,500,000          5          $62,000,000
  BASED UPON ACCOUNT PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------

*     INCLUDES THE THREE FUNDS OF THE TRUST.

      CONFLICTS OF INTERESTS. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      INVESTMENT OPPORTUNITIES. The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $1billion; 0.035% of such assets between $1billion and $2 billion; 0.03% of such assets over $2 billion; subject, however, to a minimum fee of $1,500 per month. For fund accounting services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. For transfer agent services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company ("TNC") served as Administrator and Fund Accountant. For Fund Accounting and Administration services TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund's net assets up to $100 million and 0.009% on the Fund's net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC ("NCSS") provided transfer agent and shareholder services. The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2007, 2006 and 2005, Ultimus, TNC and NCSS received the following fees:

ADMINISTRATION FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $4,500                        N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007           N.A.                      $31,176
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006          N.A.                      $39,138
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005          N.A.                      $43,865
--------------------------------------------------------------------------------

FUND ACCOUNTING FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $9,338                        N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007           N.A.                      $40,722
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006          N.A.                      $55,885
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005          N.A.                      $56,515
--------------------------------------------------------------------------------

TRANSFER AGENT FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO NCSS
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007         $5,250                        N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007           N.A.                      $19,750
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006          N.A.                      $27,000
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005          N.A.                      $27,000
--------------------------------------------------------------------------------

DISTRIBUTOR. Effective July 27, 2007, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Advisor for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. ("CIG"), acted as the underwriter and distributor of the Fund's shares.

CUSTODIAN. U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

LEGAL COUNSEL. Blackwell Sanders, LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 44112 serves as legal counsel to the Trust and the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction. As stated in the Prospectuses, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or the last day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $1,000,000 or more for holders of Institutional Shares and $25,000 or more for holders of Class A Investor Shares may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account. Instructions for establishing this service are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                           THE CHESAPEAKE GROWTH FUND
       [Class A Investor Shares] or [Institutional Shares], PLEASE SPECIFY
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectuses.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's NAV at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

REDUCED SALES CHARGES FOR CLASS A INVESTOR SHARES

      CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a similar sales charge at the total public offering price of $250,000, and purchases shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table in the Class A Investor Shares Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

      RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (i) the total public offering price of the shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

      LETTERS OF INTENT. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Class A Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

      REINVESTMENTS. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

      PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

      SALES AT NET ASSET VALUE. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, Chirp Typesetting and Design, a financial typesetter, Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting, tabulation and solicitation services, and Financial Graphic Services, Inc. a financial printer the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of a Class of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Class of the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Class of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for each Class of the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
       ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATV
                                               D

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions) n = number of years
       ATV  = Ending Redeemable Value of a hypothetical initial payment
          D of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATV
                                              DR

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions and redemptions)
       n = number of years
       ATV   = Ending Redeemable Value of a hypothetical initial payment of
          DR   $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of each Class of the Fund, which represents the total change in value of an investment in a Class of the Fund for a specified period (again reflecting changes in share prices and assuming reinvestment of distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions and redemption of shares) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

AFTER-TAX RETURNS
FOR PERIODS ENDED OCTOBER 31, 2007:

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
CHESAPEAKE CORE GROWTH FUND - CLASS A INVESTOR SHARES
Return Before Taxes                                      31.21%    17.18%    5.36%
Return After Taxes on Distributions                      31.21%    17.18%    3.41%
Return After Taxes on Distributions and                  20.29%    15.19%    3.65%
   Sale of Fund Shares

CHESAPEAKE CORE GROWTH FUND - INSTITUTIONAL SHARES
Return Before Taxes                                      35.69%    18.23%    6.08%
Return After Taxes on Distributions                      35.69%    18.23%    4.15%
Return After Taxes on Distributions and                  23.20%    16.14%    4.28%
   Sale of Fund Shares

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of small capitalization companies that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, which is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended  October 31, 2007,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings
-----------------

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings
------------------

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and
      (2)   the  Advisor's  Proxy  Voting and  Disclosure  Policy,  including  a
            detailed   description  of  the  Advisor's   specific  proxy  voting
            guidelines.


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

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

      This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

      (i)   to make the proxy voting decisions for each Fund; and
      (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

      (i)   The name of the issuer of the portfolio security;
      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
      (iv)  The shareholder meeting date;
      (v)   A brief identification of the matter voted on;
      (vi) Whether the matter was proposed by the issuer or by a security holder;
      (vii) Whether the Fund cast its vote on the matter;
      (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
      (ix)  Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

      The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;
      (ii)  Proxy statements received regarding each Fund's securities;
      (iii) Records of votes cast on behalf of each Fund; and
      (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The foregoing records may be kept as part of the Advisor's records.

      A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

      This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from Glass Lewis regarding upcoming issues.

      Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV.

I.    GLASS LEWIS

      Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis utilizes the Glass Lewis Standard Policy. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

      Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis' recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

II.   CONFLICTS OF INTEREST

      As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis's internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis's recommendation. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.

III.  VOTING PROCEDURES

      The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

      Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote

      1) when the shares are sold after the record date but before the meeting date,

      2)    proxies  for  legacy   securities  held  in  a  new  client  account
            previously managed by another manager that the advisor intends to sell,

      3) proxies for securities held in an unsupervised portion of a client's account,

      4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or

      5)    proxies that are written in a language other than English.

IV.   RECORD RETENTION

      Gardner Lewis retains records relating to:

      1)    Proxy voting policies and procedures

      2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)

      3)    Records of votes cast on behalf of clients

      4)    Records of client requests for proxy voting info

      5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

      All such records will be maintained as required by applicable laws and regulations.

V.    VOTING GUIDELINES

      Attached is the current Glass Lewis Proxy Research Guidelines that provide general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

      Gardner Lewis reserves the right to amend and revise this policy without notice at any time.

                                GLASS LEWIS & CO.

PROXY RESEARCH GUIDELINES

BOARD OF DIRECTORS
------------------

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience.
Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.

BOARD COMPOSITION

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.

We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company's audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.

When chairmen and lead directors are deemed "independent" their independence should be indisputable or the company should not tout them as such.

We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be "current" for purposes of this test. In the case of former employees, we apply a five (5) year look-back.

In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

      1. A director who attends less than 75% of the board and applicable committee meetings.
      2. A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
      3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director's performance:

      1.    CFO who presently sits on the board.
      2.    Director who presently sits on an excessive number of boards
      3. Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years
      4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company
      5.    Interlocking directorships.

All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.

Audit committee members:

Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company's independent auditor, its internal controls and the filing of the company's financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.

Compensation committee members:

The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company's executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.

Governance committee members:

Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.

Nominating committee members:

Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to
(re)nominate a director who should not sit on the board due to independence or other issues.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO
-------------------------------------------

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy. In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS
-------------------

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

MANDATORY DIRECTOR RETIREMENT PROVISIONS
----------------------------------------

DIRECTOR TERM LIMITS

Glass  Lewis  believes  that  term  limits  can  be in  the  best  interests  of shareholders  when  they  are of  the  appropriate  length.  The  experience  of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.

AUDITOR RATIFICATION
--------------------

The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management's recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:

      1.    The auditor has a conflict of interest
      2.    Non-audit fees exceed audit fees
      3.    Recent restatements involving auditor errors

AUDITOR ROTATION
----------------

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING
----------------------------------------------

The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.

EQUITY BASED COMPENSATION PLANS
-------------------------------

Glass  Lewis  evaluates  option  and  other   equity-based   compensation  on  a
case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

1.    Companies should seek more shares only when they need them.
2. Plans should be small enough that companies need approval every three to four years (or less) from shareholders.
3. If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
4.    Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
6. The expected annual cost of the plan should be proportional to the value of the business.
7. The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.    Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

PERFORMANCE BASED OPTIONS
-------------------------

We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE
----------------------------

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.

162(M) PLANS
------------

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation.

Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

DIRECTOR COMPENSATION PLANS
---------------------------

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

LIMITS ON EXECUTIVE COMPENSATION
--------------------------------

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS
---------------------------------

We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA
------------------------------

Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION
-----------------------------------------

While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company's pay is keeping pace with its performance. However, it is rarely in shareholders' best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.

ANTI-TAKEOVER MEASURES
----------------------

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in shareholders' best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders' financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

SHAREHOLDER ACTION BY WRITTEN CONSENT

Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

AUTHORIZED SHARES
-----------------

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.    Stock split
2.    Shareholder defenses
3.    Financing for acquisitions
4.    Financing for operations

Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS
------------------------------------------------------------

Glass Lewis believes it is in shareholders' best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

 These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.

VOTING STRUCTURE
----------------

CUMULATIVE VOTING

Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.

MAJORITY VOTING

Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------------------------

Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

SHAREHOLDER INITIATIVES
-----------------------

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.

LABOR PRACTICES

Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

NON-DISCRIMINATION POLICIES

We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.

                       STATEMENT OF ADDITIONAL INFORMATION

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                  March 1, 2008

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                            Telephone 1-800-430-3863

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

OTHER INVESTMENT POLICIES..................................................... 2
INVESTMENT LIMITATIONS........................................................ 4
PORTFOLIO TRANSACTIONS........................................................ 5
NET ASSET VALUE............................................................... 7
DESCRIPTION OF THE TRUST...................................................... 8
ADDITIONAL INFORMATION CONCERNING TAXES....................................... 8
MANAGEMENT OF THE FUND........................................................10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................18
SPECIAL SHAREHOLDER SERVICES..................................................19
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................22
ADDITIONAL INFORMATION ON PERFORMANCE.........................................23
FINANCIAL STATEMENTS..........................................................26
APPENDIX A - DESCRIPTION OF RATINGS...........................................27
APPENDIX B - PROXY VOTING POLICIES............................................31

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Aggressive Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund is a separate diversified series of the Gardner Lewis Investment Trust ("Trust") and commenced operations on January 4, 1993. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC') and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees") has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Gardner Lewis Asset Management L.P. ("Advisor"), the Fund's investment advisor, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risks in such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into a repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

MONEY MARKET INSTRUMENTS. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt obligations (including those subject to repurchase agreements) provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in foreign securities. The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include American Depositary Receipts ("ADRs") or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

FORWARD COMMITMENTS & WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of the total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Trustees. The Fund will not lend securities to any company affiliated with the Fund or any affiliated person as defined in the 1940 Act. Each loan of securities will be collateralized by cash, securities, or letters of credit. It is the intention of the Fund that these loans will be made for a combination of both the short term and the long term.

While the loan is outstanding, the borrower will pay the Fund any interest and dividends paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund may be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

BORROWING. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

As a matter of fundamental policy, the Fund may not:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

2. Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

3. Invest more than 10% of the value of its total assets in foreign securities (which shall not be deemed to include American Depository Receipts ("ADRs"));

4. Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

5. Invest for the purpose of exercising control or management of another issuer;

6. Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration leases or development programs except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

7. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

9. Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

10. Participate on a joint or joint and several basis in any trading account in securities;

11. Make loans of money or securities, except that the Fund may (i) make loans of portfolio securities up to 33% of the Fund's total assets; (ii) invest in money market instruments, debt securities, or other debt instruments; and (iii) invest in repurchase agreements;

12. Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

13. Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

14. Invest more than 10% of its net assets in illiquid securities; For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

15.   Invest in restricted securities; and

16. Write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer, which furnishes brokerage and research services, a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2007, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation, Lynch Jones & Ryan Inc. and BNY Brokerage Inc. These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2007, 2006, and 2005, total dollar amounts of brokerage commissions paid by the Fund were $20,346, $32,792 and $207,377, respectively. The decrease in brokerage commissions paid by the Fund for the fiscal years ended October 31, 2007 and 2006 from the prior fiscal year were primarily due to decreased trading as a result of decreases in the Fund's total assets and market conditions.

                                 NET ASSET VALUE

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund, are conclusive.

The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The Fund's net asset value per share of the Fund is not calculated on business holidays or other days when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of the Fund will not be calculated.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the U.S. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2007, the total expenses of the Fund (after voluntary fee waivers by the Advisor of $75,288 and expense reductions of $3,824 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $186,111 (2.97% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2006, the total expenses of the Fund (after voluntary fee waivers by the Advisor of $66,172 and expense reductions of $7,388 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $199,565 (2.84% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2005, the total expenses of the Fund (after expense reductions of $18,656 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $510,360 (2.26% of the average daily net assets of the
Fund).

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business Trust organized under the laws of the Commonwealth of Massachusetts on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on United States federal income tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action and any such change may be made effective retroactively. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions, source of its income for a taxable year and nature of assets owned. In order for a series to satisfy the income requirement, at least 90% of the gross income of such series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the series' business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Dividend distributions paid by the Fund generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their retirement plan account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder's gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders at the Fund level). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders (i) who have failed to provide a correct taxpayer identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                            POSITION(S)  LENGTH                                          COMPLEX
        NAME, AGE           HELD WITH   OF TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN          OTHER DIRECTORSHIPS
       AND ADDRESS          FUND/TRUST   SERVED            DURING PAST 5 YEARS          BY TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 75        Trustee      Since      Retired; previously, President of         3       Mr. Brinson serves as an
                                        8/92       Brinson Investment Co.  (personal                 Independent Trustee of the
                                                   investments) and President of                     following: The Nottingham
                                                   Brinson Chevrolet, Inc. (auto                     Investment Trust II for the
                                                   dealership).                                      six series of that trust;
                                                                                                     Hillman Capital Management
                                                                                                     Investment Trust for the two
                                                                                                     series of that trust; and
                                                                                                     Tilson Investment Trust for
                                                                                                     the two series of that trust
                                                                                                     (all registered investment
                                                                                                     companies)
------------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., 71      Trustee      Since      Senior Partner of Community               3       Mr. Pitt serves as an
                                        4/02       Financial Institutions Consulting                 Independent Trustee of the
                                                   since 1997; Account Administrator                 following: Hillman Capital
                                                   of Holden Wealth Management Group                 Management Investment for the
                                                   of Wachovia Securities (money                     two series of that Trust; and
                                                   management firm) since September,                 Tilson Investment Trust for
                                                   2003.                                             the two series of that trust
                                                                                                     (all registered investment
                                                                                                     companies)
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, 45   Chairman     Since      Managing Partner and Portfolio            3                    None
Chief Executive Officer    and          6/96       Manager of Gardner Lewis Asset
The Chesapeake Funds       Chief                   Management, L.P (Advisor).
285 Wilmington-West        Executive
Chester Pike               Officer
Chadds Ford,               (Principal
Pennsylvania 19317         Executive
                           Officer)
------------------------------------------------------------------------------------------------------------------------------------
* BASIS OF INTERESTEDNESS.  W. Whitfield  Gardner is an Interested  Trustee  because he is an officer and principal owner of Gardner
Lewis Asset Management L.P., the Fund's investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV, 44      President   Since       Partner and Portfolio Manager of        n/a                    n/a
The Chesapeake Funds                   12/93       Gardner Lewis Asset Management,
285 Wilmington-West                                L.P.
Chester Pike
Chadds Ford,
Pennsylvania 19317
------------------------------------------------------------------------------------------------------------------------------------
Judy B. Werner, 45         Chief       Since 1/05  Chief Compliance Officer of             n/a                    n/a
The Chesapeake Funds       Compliance              Gardner Lewis Asset Management,
285 Wilmington-West        Officer                 L.P. since January 2005;
Chester Pike                                       previously, Compliance
Chadds Ford,                                       Officer/Manager Client Services.
Pennsylvania 19317
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                           POSITION(S)   LENGTH                                          COMPLEX
        NAME, AGE           HELD WITH   OF TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN          OTHER DIRECTORSHIPS
       AND ADDRESS         FUND/TRUST    SERVED            DURING PAST 5 YEARS          BY TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey, 50       Vice        Since       Managing Director, Ultimus Fund         n/a                    n/a
                           President   7/07        Solutions, LLC and Ultimus Fund
                                                   Distributors, LLC

------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger, 45          Treasurer   Since       Managing Director, Ultimus Fund         n/a                    n/a
                           (Principal  7/07        Solutions, LLC and Ultimus Fund
                           Financial               Distributors, LLC
                           Officer)
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain, 51         Secretary   Since       Managing Director, Ultimus Fund         n/a                    n/a
                                       7/07        Solutions, LLC and Ultimus Fund
                                                   Distributors, LLC

------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE STANDING COMMITTEES. The Trustees have established the following standing committees:

      AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit
      Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund's last fiscal year.

      NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

      PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2007 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                  DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                                 EQUITY SECURITIES       TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                IN THE FUND          INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
Jack E. Brinson                         A                           A
--------------------------------------------------------------------------------
Theo H. Pitt, Jr.                       A                           A
--------------------------------------------------------------------------------
                               INTERESTED TRUSTEE
--------------------------------------------------------------------------------
W. Whitfield Gardner                    E                           E
--------------------------------------------------------------------------------

*     INCLUDES THE THREE FUNDS OF THE TRUST.

OWNERSHIP OF SECURITIES OF ADVISOR, DISTRIBUTOR, OR RELATED ENTITIES. As of December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

COMPENSATION. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives an annual fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2007.

---------------------------------------------------------------------------------------------------------------
                                                       PENSION OR                            TOTAL COMPENSATION
                                  AGGREGATE       RETIREMENT BENEFITS    ESTIMATED ANNUAL     FROM THE FUND AND
         NAME OF              COMPENSATION FROM    ACCRUED AS PART OF      BENEFITS UPON        TRUST PAID TO
    PERSON, POSITION              THE FUND           FUND EXPENSES           RETIREMENT           TRUSTEES*
---------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee           $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., Trustee         $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, Trustee None None None None
---------------------------------------------------------------------------------------------------------------

* EACH OF THE TRUSTEES SERVES AS A TRUSTEE TO THE THREE FUNDS OF THE TRUST, INCLUDING THE FUND.

CODE OF ETHICS. The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds' service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX discloses an investment company's proxy voting record for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of February 6, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) approximately 26.15% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 6, 2008.

NAME AND ADDRESS                         AMOUNT AND NATURE
OF BENEFICIAL OWNER                   OF BENEFICIAL OWNERSHIP*       PERCENT
-------------------                   ------------------------       -------

Gardner Lewis Asset Management               79,925.443              13.96%
William W. Gardner TTEE
Attn: Beth Lyons
285 Wilmington-W. Chester Pike
Chadds Ford, Pennsylvania 19317-9039

John L. Lewis IV                             63,272.514              11.06%**
Various Accounts
4691 Sherwood Farm
Charlottesville, Virginia 22902

* THE SHARES INDICATED ARE BELIEVED BY THE FUND TO BE OWNED BOTH OF RECORD AND BENEFICIALLY.
** JOHN L. LEWIS IS AN OFFICER OF THE TRUST, PORTFOLIO MANAGER OF THE FUND, AND PRINCIPAL OF THE ADVISOR.

INVESTMENT ADVISOR. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus of the Fund. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor through ownership. W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Monthly compensation of the Advisor with regards to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 1.25%. For the fiscal years ended October 31, 2007, 2006 and 2005, the Advisor received $3,162 (after voluntary waivers of $75,288), $21,528 (after voluntarily waivers of $66,172) and $282,802 for services to the Fund.

PORTFOLIO MANAGERS

COMPENSATION. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

OWNERSHIP OF FUND SHARES. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2007 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

      --------------------------------------------------------------------
                                                  DOLLAR RANGE OF
                   NAME OF                       EQUITY SECURITIES
               PORTFOLIO MANAGER                    IN THE FUND
      --------------------------------------------------------------------
             W. Whitfield Gardner                        G
      --------------------------------------------------------------------
              John L. Lewis, IV                          F
      --------------------------------------------------------------------

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2007.

--------------------------------------------------------------------------------------------------------------------------------
                                   REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                        COMPANIES*                         VEHICLES                     OTHER ACCOUNTS
                                        ----------                         --------                     --------------
                                NUMBER OF                        NUMBER OF                        NUMBER OF
         NAME                    ACCOUNTS       TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner                5         $1,157,6000,000        5          $136,700,000        21169       $8,563,200,000
--------------------------------------------------------------------------------------------------------------------------------
  Accounts where advisory           0               $0               4          $134,500,000          5           $62,000,000
  fee is based upon account
  performance
--------------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV                   5         $1,157,600,000         5          $136,700,000        2,116       $8,563,200,000
--------------------------------------------------------------------------------------------------------------------------------
  Accounts where advisory           0               $0               4          $134,500,000          5           $62,000,000
  fee is based upon account
  performance
--------------------------------------------------------------------------------------------------------------------------------

*     INCLUDES THE THREE FUNDS OF THE TRUST.

CONFLICTS OF INTERESTS. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      INVESTMENT OPPORTUNITIES: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $1billion; 0.035% of such assets between $1billion and $2 billion; 0.03% such assets over $2 billion; subject, however, to a minimum fee of $1,500 per month. For fund accounting services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. For transfer agent services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company ("TNC") served as Administrator and Fund Accountant. For Fund Accounting and Administration services, TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund's net assets up to $100 million and 0.009% on the Fund's net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC ("NCSS") provided transfer agent and shareholder services. The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2007, 2006 and 2005, Ultimus, TNC and NCSS received the following fees:

ADMINISTRATION FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                               PAID TO ULTIMUS          PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007               $4,500                   N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007                 N.A.                 $50,203
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006                N.A.                 $64,032
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005                N.A.                 $95,248
--------------------------------------------------------------------------------

FUND ACCOUNTING FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                               PAID TO ULTIMUS          PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007               $7,698                   N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007                 N.A.                 $21,374
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006                N.A.                 $27,701
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005                N.A.                 $29,262
--------------------------------------------------------------------------------

TRANSFER AGENT FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                               PAID TO ULTIMUS         PAID TO NCSS
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007               $4,500                   N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007                 N.A.                 $13,250
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006                N.A.                 $18,250
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005                N.A.                 $18,000
--------------------------------------------------------------------------------

DISTRIBUTOR. Effective July 27, 2007, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Trust for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. ("CIG"), acted as the underwriter and distributor of the Fund's shares.

CUSTODIAN. U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

LEGAL COUNSEL. Husch Blackwell Sanders, LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 64112 serves as legal counsel to the Trust and the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value per share is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is determined at the time regular trading closes on the NYSE open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier). The Fund's net asset value is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

SALES CHARGES. The public offering price of shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                             SALES DEALERS DISCOUNTS AND
  AMOUNT OF TRANSACTION AT PUBLIC        CHARGE AS % OF NET       SALES CHARGE AS % OF      BROKERAGE COMMISSIONS AS % OF
           OFFERING PRICE                 AMOUNT INVESTED        PUBLIC OFFERING PRICE          PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------
         Less than $50,000                     3.09%                     3.00%                          2.80%
-------------------------------------------------------------------------------------------------------------------------
   $50,000 but less than $250,000              2.04%                     2.00%                          1.80%
-------------------------------------------------------------------------------------------------------------------------
          $250,000 or more                     1.01%                     1.00%                          0.90%
-------------------------------------------------------------------------------------------------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the

Financial Industry Regulatory Authority ("FINRA"). None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDEMPTIONS. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction. As stated in the Prospectus, shareholder certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or last day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $50,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders' personal bank account. Instructions for establishing this service are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Investing in the Fund - Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                         c/o Ultimus Fund Solutions, LLC
                              Post Office Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Fund - Purchase and Redemption Price" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (i) meet the investment objective and policies of the Fund; (ii) are acquired for investment and not for resale; (iii) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

REDUCED SALES CHARGES

CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a similar sales charge at the total public offering price of $25,000, and purchases shares in the Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (i) the total public offering price of the shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTERS OF INTENT. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Fund's Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

REINVESTMENTS. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

SALES AT NET ASSET VALUE. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

EXCHANGE FEATURE. Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice. The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon prior written notice to the shareholders.

The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," pursuant to which such brokers may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker or the broker's designee.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, Chirp Typesetting and Design, financial typesetter, Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting tabulation and solicitation services, Financial Graphic Services, Inc., a financial printer the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
       ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATV
                                               D

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions) n = number of years
       ATV  = Ending Redeemable Value of a hypothetical initial payment
          D of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATV
                                              DR

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions and redemptions)
       n = number of years
       ATV   = Ending Redeemable Value of a hypothetical initial payment of
          DR   $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return (before taxes) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions and redemption of shares) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

AFTER-TAX RETURNS
FOR PERIODS ENDED OCTOBER 31, 2007:
                                                1 YEAR     5 YEARS     10 YEARS
                                                ------     -------     --------
CHESAPEAKE AGGRESSIVE GROWTH FUND (W/LOAD)
Return Before Taxes                             12.52%     12.69%       1.94%
Return After Taxes on Distributions             11.46%     11.70%       0.15%
Return After Taxes on Distributions and
   Sale of Fund Shares                          9.34%      10.90%       0.95%

CHESAPEAKE AGGRESSIVE GROWTH FUND (NO-LOAD)
Return Before Taxes                             15.96%     13.38%       2.25%
Return After Taxes on Distributions             14.87%     12.38%       0.45%
Return After Taxes on Distributions and
   Sale of Fund Shares                          11.62%     11.52%       1.22%

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of smaller capitalization companies that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

      o LIPPER which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

      o MORNINGSTAR, INC., an independent rating service, which is the publisher of MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended October 31, 2007, including the financial highlights appearing in the Fund's Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings
-----------------

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings
------------------

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and

      (2)   the  Advisor's  Proxy  Voting and  Disclosure  Policy,  including  a
            detailed   description  of  the  Advisor's   specific  proxy  voting
            guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

      This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

            (i)   to make the proxy voting decisions for each Fund; and
            (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote:
                  (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder;
                  (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the

      Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

            (i)   The name of the issuer of the portfolio security;
            (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
            (iii) The  Council on  Uniform  Security  Identification  Procedures
                  ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
            (iv)  The shareholder meeting date;
            (v)   A brief identification of the matter voted on;
            (vi) Whether the matter was proposed by the issuer or by a security holder;
            (vii) Whether the Fund cast its vote on the matter;
            (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
            (ix)  Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

      The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

            (i)   A copy of this Policy;

            (ii)  Proxy statements received regarding each Fund's securities;

            (iii) Records of votes cast on behalf of each Fund; and

            (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The foregoing records may be kept as part of the Advisor's records.

      A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

      This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from Glass Lewis regarding upcoming issues.

      Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

I.    GLASS LEWIS

      Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis utilizes the Glass Lewis Standard Policy. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

      Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis' recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

II.   CONFLICTS OF INTEREST

      As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis's internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis's recommendation. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.

III.  VOTING PROCEDURES

      The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

      Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote

      1) when the shares are sold after the record date but before the meeting date,
      2) proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell,
      3) proxies for securities held in an unsupervised portion of a client's account,
      4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or
      5)    proxies that are written in a language other than English.

IV.   RECORD RETENTION

      Gardner Lewis retains records relating to:

      1)    Proxy voting policies and procedures

      2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)

      3)    Records of votes cast on behalf of clients

      4)    Records of client requests for proxy voting info

      5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

      All such records will be maintained as required by applicable laws and regulations.

V.    VOTING GUIDELINES

      Attached is the current Glass Lewis Proxy Research Guidelines that provide general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

      Gardner Lewis reserves the right to amend and revise this policy without notice at any time.

                                GLASS LEWIS & CO.
PROXY RESEARCH GUIDELINES

BOARD OF DIRECTORS
------------------

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience.

Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.

BOARD COMPOSITION

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.

We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company's audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.

When chairmen and lead directors are deemed "independent" their independence should be indisputable or the company should not tout them as such.

We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be "current" for purposes of this test. In the case of former employees, we apply a five (5) year look-back.

In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

      1. A director who attends less than 75% of the board and applicable committee meetings.
      2. A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
      3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director's performance:

      1.    CFO who presently sits on the board.
      2.    Director who presently sits on an excessive number of boards
      3. Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years
      4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company
      5.    Interlocking directorships.

All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.

Audit committee members:

Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company's independent auditor, its internal controls and the filing of the company's financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.

Compensation committee members:

The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company's executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.

Governance committee members:

Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.

Nominating committee members:

Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to
(re)nominate a director who should not sit on the board due to independence or other issues.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO
-------------------------------------------

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS
-------------------

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

MANDATORY DIRECTOR RETIREMENT PROVISIONS
----------------------------------------

DIRECTOR TERM LIMITS

Glass  Lewis  believes  that  term  limits  can  be in  the  best  interests  of shareholders  when  they  are of  the  appropriate  length.  The  experience  of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.

AUDITOR RATIFICATION
--------------------

The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management's recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:

      1.    The auditor has a conflict of interest
      2.    Non-audit fees exceed audit fees
      3.    Recent restatements involving auditor errors

AUDITOR ROTATION
----------------

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING
----------------------------------------------

The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.

EQUITY BASED COMPENSATION PLANS

Glass  Lewis  evaluates  option  and  other   equity-based   compensation  on  a
case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

1.    Companies should seek more shares only when they need them.
2. Plans should be small enough that companies need approval every three to four years (or less) from shareholders.
3. If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
4.    Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
6. The expected annual cost of the plan should be proportional to the value of the business.
7. The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
9.    Plans should not permit re-pricing of stock options.
10. Plans should not contain excessively liberal administrative or payment terms.

PERFORMANCE BASED OPTIONS
-------------------------

We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE
----------------------------

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.

162(M) PLANS
------------

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation.

Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

DIRECTOR COMPENSATION PLANS
---------------------------

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

LIMITS ON EXECUTIVE COMPENSATION
--------------------------------

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS
---------------------------------

We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA
------------------------------

Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION
-----------------------------------------

While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company's pay is keeping pace with its performance. However, it is rarely in shareholders' best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.

ANTI-TAKEOVER MEASURES
----------------------

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in shareholders' best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders' financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

SHAREHOLDER ACTION BY WRITTEN CONSENT

Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

AUTHORIZED SHARES
-----------------

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.    Stock split
2.    Shareholder defenses
3.    Financing for acquisitions
4.    Financing for operations

Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS
------------------------------------------------------------

Glass Lewis believes it is in shareholders' best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.

VOTING STRUCTURE
----------------

CUMULATIVE VOTING

Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.

MAJORITY VOTING

Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------------------------

Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

SHAREHOLDER INITIATIVES
-----------------------

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.

LABOR PRACTICES

Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

NON-DISCRIMINATION POLICIES

We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE CHESAPEAKE CORE GROWTH FUND

                                  March 1, 2008

                                 A SERIES OF THE
                         GARDNER LEWIS INVESTMENT TRUST
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                            Telephone 1-800-430-3863

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  4
PORTFOLIO TRANSACTIONS.......................................................  5
NET ASSET VALUE..............................................................  7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  8
DESCRIPTION OF THE TRUST.....................................................  9
ADDITIONAL INFORMATION CONCERNING TAXES...................................... 10
MANAGEMENT OF THE FUND....................................................... 12
SPECIAL SHAREHOLDER SERVICES................................................. 19
DISCLOSURE OF PORTFOLIO HOLDINGS............................................. 20
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 21
FINANCIAL STATEMENTS......................................................... 23
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 24
APPENDIX B - PROXY VOTING POLICIES ......................................... 28

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Core Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund was organized on September 29, 1997 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Gardner Lewis Asset Management L.P. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

MONEY MARKET INSTRUMENTS. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in foreign securities. The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include American Depository Receipts ("ADRs") or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

INVESTMENT COMPANIES. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

REAL ESTATE SECURITIES. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which the Advisor has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

BORROWING. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3. Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9. Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options; and

10. Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund's total assets, (ii) invest in market instruments, debt securities, or other debt instruments, and (iii) invest in repurchase agreements.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers that have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who beneficially own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year; and

5.    Purchase  foreign  securities  other than those  traded on  domestic  U.S.
      exchanges.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2007, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation, Lynch Jones & Ryan and BNY Brokerage Inc. These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker since the Fund's inception. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Fund paid brokerage commissions of $1,518,709, $1,539,402 and $1,451,848, respectively; none of which was paid to the Distributor.

                                 NET ASSET VALUE

The net asset value ("NAV") per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The NAV per share of the Fund is determined as of the close of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund's NAV is not calculated on business holidays or other days when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's NAV will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2007. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2007, the net expenses of the Fund (after expense reductions of $265,515 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $245,391 of distribution and services fees and recoupment of prior advisory fees waived by the Adviser of $39,574) were $12,347,293 (1.34% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2006, the net expenses of the Fund (after expense reductions of $248,700 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $66,160 of investment advisory fees, and waiver of $177,372 of distribution and services fees) were $9,636,157 (1.35% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2005, the net expenses of the Fund (after expense reductions of $190,259 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $142,417 of investment advisory fees, and waiver of $126,805 of distribution and services fees) were $6,704,574 (1.35% of the average daily net assets of the Fund).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their NAV as next determined after receipt of the purchase, redemption or exchange order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.

DISTRIBUTION PLAN. The shareholders of the Fund and the Trustees have approved a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act (see the "Investing in the Fund - Distribution of the Fund's Shares" section in the Fund's Prospectus). Under the Plan, the Fund may expend a percentage of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Fund's shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Fund's outstanding voting shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting shares, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the non-interested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal year ended October 31, 2007, fees incurred by the Fund under the Plan were $2,041,568 (after voluntary waivers of $245,391 by the Distributor) for which such payments were used as compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts. For the fiscal year ended October 31, 2006, fees incurred by the Fund under the Plan were $1,602,223 (after voluntary waivers of $177,372 by the Distributor) for which such payments were used as compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts. For the fiscal year ended October 31, 2005, fees incurred by the Fund under the Plan were $1,110,391 (after voluntary waivers of $126,805 by the Distributor) for which such payments were used as compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of holders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on United States federal income tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action and any such change may be made effective retroactively. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions, source of its income for a taxable year and nature of assets owned. In order for a series to satisfy the income requirement, at least 90% of the gross income of such series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the series' business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Dividend distributions paid by the Fund generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their retirement plan account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder's gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders at the Fund level). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders (i) who have failed to provide a correct taxpayer identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                              POSITION(S)   LENGTH                                         COMPLEX
         NAME, AGE,           HELD WITH    OF TIME         PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS
         AND ADDRESS          FUND/TRUST    SERVED           DURING PAST 5 YEARS          BY TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 75         Trustee      Since     Retired; Previously, President of        3       Mr. Brinson serves as an
                                         8/92      Brinson Investment Co.  (personal                Independent Trustee of the
                                                   investments) and                                 following: The Nottingham
                                                   President  of  Brinson   Chevrolet,              Investment Trust II for the
                                                   Inc. (auto dealership).                          six series of that trust;
                                                                                                    Hillman Capital Management
                                                                                                    Investment Trust for the two
                                                                                                    series of that trust; and
                                                                                                    Tilson Investment Trust for
                                                                                                    the two series of that trust
                                                                                                    (all registered investment
                                                                                                    companies)
------------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., 71       Trustee      Since     Senior Partner of Community              3       Mr. Pitt serves as an
                                         4/02      Financial Institutions Consulting                Independent Trustee of the
                                                   since 1997; Account Administrator                following: Hillman Capital
                                                   of Holden Wealth Management Group                Management Investment for the
                                                   of Wachovia Securities (money                    two series of that Trust; and
                                                   management firm) since September,                Tilson Investment Trust for
                                                   2003.                                            the two series of that trust
                                                                                                    (all registered investment
                                                                                                    companies)
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, 45    Chairman     Since     Managing Partner and Portfolio           3                    None
Chief Executive Officer     and          6/96      Manager of Gardner Lewis Asset
The Chesapeake Funds        Chief                  Management, L.P. (Advisor).
285 Wilmington-West         Executive
Chester Pike                Officer
Chadds Ford, Pennsylvania   (Principal
19317                       Executive
                            Officer)
------------------------------------------------------------------------------------------------------------------------------------
*BASIS OF  INTERESTEDNESS.  W. Whitfield  Gardner is an Interested  Trustee because he is an officer and principal owner of Gardner
Lewis Asset Management, L.P., the investment advisor to the Fund.
------------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV, 44       President    Since     Partner and Portfolio Manager of        n/a                    n/a
The Chesapeake Funds                     12/93     Gardner Lewis Asset Management,
285 Wilmington-West                                L.P.
Chester Pike
Chadds Ford,
Pennsylvania  19317
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Judy B. Werner, 45          Chief        Since     Chief Compliance Officer of             n/a                    n/a
The Chesapeake Funds        Compliance   1/05      Gardner Lewis Asset Management,
285 Wilmington-West         Officer                L.P. since January 2005;
Chester Pike                                       previously, Compliance
Chadds Ford, Pennsylvania                          Officer/Manager Client Services.
19317-------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey, 50        Vice         Since     Managing Director, Ultimus Fund         n/a                    n/a
                            President    7/07      Solutions, LLC and Ultimus Fund
                                                   Distributors, LLC
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger, 45           Treasurer    Since     Managing Director, Ultimus Fund         n/a                    n/a
                            (Principal   7/07      Solutions, LLC and Ultimus Fund
                            Financial              Distributors, LLC
                            Officer)
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain, 51          Secretary    Since     Managing Director, Ultimus Fund         n/a                    n/a
                                         7/07      Solutions, LLC and Ultimus Fund
                                                   Distributors, LLC
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE STANDING COMMITTEES. The Trustees have established the following standing committees:

      AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit
      Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund's last fiscal year.

      NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

      PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2007 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                  DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                                 EQUITY SECURITIES       TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                IN THE FUND          INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Jack E. Brinson                         A                           A
--------------------------------------------------------------------------------
Theo H. Pitt, Jr.                       A                           A
--------------------------------------------------------------------------------
                               INTERESTED TRUSTEE
--------------------------------------------------------------------------------
W. Whitfield Gardner                    E                           E
--------------------------------------------------------------------------------

*     INCLUDES THE THREE FUNDS OF THE TRUST.

OWNERSHIP OF SECURITIES OF ADVISOR, DISTRIBUTOR, OR RELATED ENTITIES. As of December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

COMPENSATION. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives an annual fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2007.*

---------------------------------------------------------------------------------------------------------------
                                                       PENSION OR                            TOTAL COMPENSATION
                                  AGGREGATE       RETIREMENT BENEFITS    ESTIMATED ANNUAL     FROM THE FUND AND
         NAME OF              COMPENSATION FROM    ACCRUED AS PART OF      BENEFITS UPON        TRUST PAID TO
    PERSON, POSITION              THE FUND           FUND EXPENSES           RETIREMENT           TRUSTEES*
---------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee           $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr., Trustee         $4,233                 None                 None                $12,700
---------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, Trustee       None                  None                 None                  None
---------------------------------------------------------------------------------------------------------------

* EACH OF THE TRUSTEES SERVES AS A TRUSTEE TO THE THREE FUNDS OF THE TRUST, INCLUDING THE FUND.

CODE OF ETHICS. The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust's

Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund's service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX discloses an investment company's proxy voting record for the prior twelve-month period ended June 30. The Fund's proxy voting record, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of February 6, 2008, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 6, 2008.

--------------------------------------------------------------------------------
NAME AND ADDRESS                                AMOUNT AND NATURE
OF BENEFICIAL OWNER                          OF BENEFICIAL OWNERSHIP    PERCENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                        22,247,760.090         44.06%*
Attn:  Mutual Funds Dept
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.       5,457,072.166         10.81%
For the sole benefit of its customers
4800 Deer Lake Drive East
Jacksonville, Florida 32246

--------------------------------------------------------------------------------

* PURSUANT TO APPLICABLE SEC REGULATIONS, THIS SHAREHOLDER MAY BE DEEMED TO CONTROL THE FUND. THIS IS AN OMNIBUS ACCOUNT HOLDING SHARES FOR CERTAIN INVESTORS INVESTING IN THE FUND THROUGH CHARLES SCHWAB & CO. INC.

INVESTMENT ADVISOR. Information about the Advisor and its duties and compensation as advisor to the Fund is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor is entitled to a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended October 31, 2007, the Advisor received its fee in the amount of $9,192,407 and recaptured $39,574 of previously waived fees. For the fiscal year ended October 31, 2006, the Advisor received its fee in the amount of $7,052,220 after voluntarily waiving a portion of its fee in the amount of $66,160. For the fiscal year ended October 31, 2005, the Advisor received its fee in the amount of $4,806,365 after voluntarily waiving a portion of its fee in the amount of $142,417.

PORTFOLIO MANAGERS

      COMPENSATION. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

      OWNERSHIP OF FUND SHARES. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2007 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

      --------------------------------------------------------------------
                                                  DOLLAR RANGE OF
                   NAME OF                       EQUITY SECURITIES
               PORTFOLIO MANAGER                    IN THE FUND
      --------------------------------------------------------------------
             W. Whitfield Gardner                        G
      --------------------------------------------------------------------
              John L. Lewis, IV                          F
      --------------------------------------------------------------------

      OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2007.

--------------------------------------------------------------------------------------------------------------------------------
                                   REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                        COMPANIES*                         VEHICLES                     OTHER ACCOUNTS
                                        ----------                         --------                     --------------
                                NUMBER OF                        NUMBER OF                        NUMBER OF
         NAME                    ACCOUNTS       TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner                5         $1,157,600,000         5          $136,700,000        2,116       $8,563,200,000
--------------------------------------------------------------------------------------------------------------------------------
  Accounts where advisory
  fee is based upon account         0                -               4          $134,500,000          5           $62,000,000
  performance
--------------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV                   5         $1,157,600,000         5          $136,700,000        2,116       $8,563,200,000
--------------------------------------------------------------------------------------------------------------------------------
  Accounts where advisory
  fee is based upon account         0                -               4          $134,500,000          5           $62,000,000
  performance
--------------------------------------------------------------------------------------------------------------------------------

*     INCLUDES THE THREE FUNDS OF THE TRUST.

      CONFLICTS OF INTERESTS. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      INVESTMENT OPPORTUNITIES: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $1billion; 0.035% of such assets between $1billion and $2 billion; 0.03% such assets over $2 billion; subject, however, to a minimum fee of $1,500 per month. For fund accounting services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. For transfer agent services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company ("TNC") served as Administrator and Fund Accountant. For Fund Accounting and Administration services TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund's net assets up to $100 million and 0.009% on the Fund's net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC ("NCSS") provided transfer agent and shareholder services. The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2007, 2006 and 2005, Ultimus, TNC and NCSS received the following fees:

ADMINISTRATION FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007          $155,394                    N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007            N.A.                    $507,569
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006           N.A.                    $533,879
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005           N.A.                    $371,159
--------------------------------------------------------------------------------

FUND ACCOUNTING FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO TNC
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007          $26,308                     N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007            N.A.                    $84,629
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006           N.A.                    $98,184
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005           N.A.                    $76,488
--------------------------------------------------------------------------------

TRANSFER AGENT FEES PAID:

--------------------------------------------------------------------------------
FISCAL PERIOD                          PAID TO ULTIMUS              PAID TO NCSS
--------------------------------------------------------------------------------
July 27, 2007 to October 31, 2007          $21,291                     N.A.
--------------------------------------------------------------------------------
November 1, 2006 to July 27, 2007            N.A.                    $51,166
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2006           N.A.                    $57,758
--------------------------------------------------------------------------------
Fiscal year ended October 31, 2005           N.A.                    $44,644
--------------------------------------------------------------------------------

DISTRIBUTOR. Effective July 27, 2007, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Advisor for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. ("CIG"), acted as the underwriter and distributor of the Fund's shares.

CUSTODIAN. U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

LEGAL COUNSEL. Husch Blackwell Sanders, LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 64112 serves as legal counsel to the Trust and the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction. As stated in the Prospectus, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or last day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $250 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account. Instructions for establishing this service are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                         THE CHESAPEAKE CORE GROWTH FUND
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's NAV" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, Chirp Typesetting and Design, a financial typesetter, Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting, tabulation and solicitation services, and Financial Graphic Services, Inc., a financial printer the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
       ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATV
                                               D

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions) n = number of years
       ATV  = Ending Redeemable Value of a hypothetical initial payment
          D of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATV
                                              DR

Where  P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions and redemptions)
       n = number of years
       ATV   = Ending Redeemable Value of a hypothetical initial payment of
          DR   $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the return is aggregated, rather than annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

AFTER-TAX RETURNS
FOR PERIODS ENDED OCTOBER 31, 2007:
--------------------------------------------------------------------------------
                                                1 YEAR     5 YEARS     10 YEARS
CHESAPEAKE CORE GROWTH FUND                     ------     -------     --------
--------------------------------------------------------------------------------
Return Before Taxes                             23.38%     15.22%       10.72%
--------------------------------------------------------------------------------
Return After Taxes on Distributions             23.29%     15.14%        9.96%
--------------------------------------------------------------------------------
Return After Taxes on Distributions and
   Sale of Fund Shares                          15.28%     13.38%        9.10%
--------------------------------------------------------------------------------

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and NAV per share fluctuate daily. Both net earnings and NAV per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

      o LIPPER which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

      o MORNINGSTAR, INC., an independent rating service, which is the publisher of MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2007, including the financial highlights appearing in the Fund's Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.


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

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

LONG-TERM RATINGS.

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

SHORT-TERM RATINGS.

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and

      (2)   the  Advisor's  Proxy  Voting and  Disclosure  Policy,  including  a
            detailed   description  of  the  Advisor's   specific  proxy  voting
            guidelines.


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

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

      This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

      (i)   to make the proxy voting decisions for each Fund; and
      (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the

      Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

            (i)   The name of the issuer of the portfolio security;
            (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
            (iii) The  Council on  Uniform  Security  Identification  Procedures
                  ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
            (iv)  The shareholder meeting date;
            (v)   A brief identification of the matter voted on;
            (vi) Whether the matter was proposed by the issuer or by a security holder;
            (vii) Whether the Fund cast its vote on the matter;
            (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
            (ix)  Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

      The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

            (i)   A copy of this Policy;
            (ii)  Proxy statements received regarding each Fund's securities;
            (iii) Records of votes cast on behalf of each Fund; and
            (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The foregoing records may be kept as part of the Advisor's records.

      A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

      This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.


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

                         GARDNER LEWIS ASSET MANAGEMENT
                               PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from Glass Lewis regarding upcoming issues.

      Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV.

I.    GLASS LEWIS

      Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis utilizes the Glass Lewis Standard Policy. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

      Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis' recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

II.   CONFLICTS OF INTEREST

      As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis's internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis's recommendation. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.

III.  VOTING PROCEDURES

      The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

      Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote

      1) when the shares are sold after the record date but before the meeting date,

      2)    proxies  for  legacy   securities  held  in  a  new  client  account
            previously managed by another manager that the advisor intends to sell,

      3) proxies for securities held in an unsupervised portion of a client's account,

      4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or

      5)    proxies that are written in a language other than English.

IV.   RECORD RETENTION

      Gardner Lewis retains records relating to:

      1)    Proxy voting policies and procedures

      2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)

      3)    Records of votes cast on behalf of clients

      4)    Records of client requests for proxy voting info

      5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

            All such records will be maintained as required by applicable laws and regulations.

V.    VOTING GUIDELINES

      Attached is the current Glass Lewis Proxy Research Guidelines that provide general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

      Gardner Lewis reserves the right to amend and revise this policy without notice at any time.


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

                                GLASS LEWIS & CO.

PROXY RESEARCH GUIDELINES

BOARD OF DIRECTORS
------------------

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience. Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.

BOARD COMPOSITION

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.

We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company's audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.

When chairmen and lead directors are deemed "independent" their independence should be indisputable or the company should not tout them as such.

We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be "current" for purposes of this test. In the case of former employees, we apply a five (5) year look-back.

In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.


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

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

      1. A director who attends less than 75% of the board and applicable committee meetings.
      2. A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
      3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director's performance:

      1.    CFO who presently sits on the board.
      2.    Director who presently sits on an excessive number of boards
      3. Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years
      4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company
      5.    Interlocking directorships.

All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.

Audit committee members:

Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company's independent auditor, its internal controls and the filing of the company's financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.

Compensation committee members:

The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company's executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.

Governance committee members:

Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.

Nominating committee members:

Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to
(re)nominate a director who should not sit on the board due to independence or other issues.


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

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO
-------------------------------------------

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy. In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS
-------------------

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

MANDATORY DIRECTOR RETIREMENT PROVISIONS
----------------------------------------

DIRECTOR TERM LIMITS

Glass  Lewis  believes  that  term  limits  can  be in  the  best  interests  of shareholders  when  they  are of  the  appropriate  length.  The  experience  of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.

AUDITOR RATIFICATION
--------------------

The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management's recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:

      1.    The auditor has a conflict of interest
      2.    Non-audit fees exceed audit fees
      3.    Recent restatements involving auditor errors

AUDITOR ROTATION
----------------

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING
----------------------------------------------

The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.

EQUITY BASED COMPENSATION PLANS
-------------------------------

Glass  Lewis  evaluates  option  and  other   equity-based   compensation  on  a
case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

      1.    Companies should seek more shares only when they need them.
      2. Plans should be small enough that companies need approval every three to four years (or less) from shareholders.
      3. If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
      4.    Annual net share count and voting power dilution should be limited.
      5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
      6. The expected annual cost of the plan should be proportional to the value of the business.
      7. The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
      8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
      9.    Plans should not permit re-pricing of stock options.
      10. Plans should not contain excessively liberal administrative or payment terms.

PERFORMANCE BASED OPTIONS
-------------------------

We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE
----------------------------

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.

162(M) PLANS
------------

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation.

Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

DIRECTOR COMPENSATION PLANS
---------------------------

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

LIMITS ON EXECUTIVE COMPENSATION
--------------------------------

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS
---------------------------------

We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA
------------------------------

Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION
-----------------------------------------

While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company's pay is keeping pace with its performance. However, it is rarely in shareholders' best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.

ANTI-TAKEOVER MEASURES
----------------------

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in shareholders' best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders' financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

SHAREHOLDER ACTION BY WRITTEN CONSENT

Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

AUTHORIZED SHARES
-----------------

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.    Stock split
2.    Shareholder defenses
3.    Financing for acquisitions
4.    Financing for operations

Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS
------------------------------------------------------------

Glass Lewis believes it is in shareholders' best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.

VOTING STRUCTURE
----------------

CUMULATIVE VOTING

Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.

MAJORITY VOTING

Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------------------------

Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

SHAREHOLDER INITIATIVES
-----------------------

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.

LABOR PRACTICES

Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

NON-DISCRIMINATION POLICIES

We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.